UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 12, 2005
(Date of earliest event reported)

Inland Western Retail Real Estate Trust, Inc.
(Exact name of registrant as specified in the charter)
Maryland	333-103799	42-1579325
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant's telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

We filed a Form 8-K dated May 12, 2005, with regard to the acquisition of The Gateway without the requisite financial information. Accordingly we are filing this Form 8-K/A to include that financial information.

Item 9.01. Financial Statements, ProForma Financial Information and Exhibits
  Financial Statements

Index to Financial Statements
Page
Inland Western Retail Real Estate Trust, Inc.:

Consolidated Balance Sheets at March 31, 2005 (unaudited) and December 31, 2004	F-1

Consolidated Statements of Operations (unaudited) for the three months ended March 31, 2005 and March 31, 2004	F-3

Consolidated Statement of Stockholders' Equity (unaudited) for the three month period ended March 31, 2005	F-4

Consolidated Statements of Cash Flows (unaudited) for the three months ended March 31, 2005 and March 31, 2004	F-5

Notes to Consolidated Financial Statements at March 31, 2005	F-7

Pro Forma Consolidated Balance Sheet at March 31, 2005 (unaudited)	F-23

Notes to Pro Forma Consolidated Balance Sheet at March 31, 2005 (unaudited)	F-25

Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2005 (unaudited)	F-28

Notes to Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2005 (unaudited)	F-30

Pro Forma Consolidated Statement of Operations for the year ended December 31, 2004 (unaudited)	F-33

Notes to Pro Forma Consolidated Statement of Operations for the year ended December 31, 2004 (unaudited)	F-35

Gateway:

Independent Auditors' Report	F-41

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)	F-42

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)	F-43

Four Peaks Plaza:

Independent Auditors' Report	F-45

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)	F-46

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)	F-47

Properties Acquired from Ceruzzi Holdings:

Independent Auditors' Report	F-49

Combined Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)	F-50

Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)	F-51

The Brickyard:

Independent Auditors' Report	F-53

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)	F-54

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)	F-55

Montecito Crossing:

Independent Auditors' Report	F-57

  Historical Summary of Gross Income and Direct Operating Expenses for the period from July 18, 2004 (commencement of operations) to December 31, 2004 and the three months ended March 31, 2005 (unaudited)
F-58

  Notes to Historical Summary of Gross Income and Direct Operating Expenses for the period from July 18, 2004 (commencement of operations) to December 31, 2004 and the three months ended March 31, 2005 (unaudited)
F-59

Properties Acquired from Ainbinder Company:

Independent Auditors' Report	F-61

Combined Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)	F-62

Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)	F-63

Acquisition Properties:

Independent Auditors' Report	F-65

Combined Statement of Revenues and Certain Operating Expenses of the Operating Properties for the three months ended March 31, 2005 (unaudited) and the year ended December 31, 2004	F-66

Notes to Combined Statement of Revenues and Certain Operating Expenses	F-67

Properties Acquired from Starwood Wasserman:

Independent Auditors' Report	F-69

Combined Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)	F-70

Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)	F-71

Greensburg Commons:

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)	F-74

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)	F-75

Bison Hollow:

  Historical Summary of Gross Income and Direct Operating Expenses for the period from March 1, 2004 (commencement of operations) to December 31, 2004 and the three months ended March 31, 2005 (unaudited)
F-76

  Notes to Historical Summary of Gross Income and Direct Operating Expenses for the period from March 1, 2004 (commencement of operations) to December 31, 2004 and the three months ended March 31, 2005 (unaudited)
F-77

Clearlake Shores:

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)	F-78

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)	F-79

Cornerstone Plaza:

  Historical Summary of Gross Income and Direct Operating Expenses for the period from November 11, 2004 (commencement of operations) through December 31, 2004 and the three months ended March 31, 2005 (unaudited)
F-80

  Notes to Historical Summary of Gross Income and Direct Operating Expenses for the period from November 11, 2004 (commencement of operations) through December 31, 2004 and the three months ended March 31, 2005 (unaudited)
F-81

Lake Forest Crossing:

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)	F-82

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)	F-83

Ashland & Roosevelt:

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)	F-84

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)	F-85

The Shops at 5:

  Historical Summary of Gross Income and Direct Operating Expenses for the period from November 1, 2004 (commencement of operations) to December 31, 2004 and the three months ended March 31, 2005 (unaudited)
F-86

  Notes to Historical Summary of Gross Income and Direct Operating Expenses for the period from November 1, 2004 (commencement of operations) to December 31, 2004 and the three months ended March 31, 2005 (unaudited)
F-87

Beachway Plaza:

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)	F-88

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)	F-89

Galvez Shopping Center:

  Historical Summary of Gross Income and Direct Operating Expenses for the period from April 1, 2004 (commencement of operations) to December 31, 2004 and the three months ended March 31, 2005 (unaudited)
F-90

  Notes to Historical Summary of Gross Income and Direct Operating Expenses for the period from April 1, 2004 (commencement of operations) to December 31, 2004 and the three months ended March 31, 2005 (unaudited)
F-91

Southwest Crossing:

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)	F-92

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)	F-93

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

By:	/s/ Lori J. Foust
Name:	Lori J. Foust
Title:	Principal Accounting Officer
Date:	May 12, 2005

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Consolidated Balance Sheets
(Dollar amounts in thousands)

Assets
	March 31, 2005
	(unaudited)	December 31, 2004
Investment properties:
Land	$674,405	$575,032
Building and other improvements	3,037,769	2,654,585

	3,712,174	3,229,617
Less accumulated depreciation	(62,522)	(36,290)

Net investment properties	3,649,652	3,193,327

Cash and cash equivalents (including cash held by management company of $12,851 and $8,574 as of March 31, 2005 and December 31, 2004, respectively)	693,969	241,224
Restricted cash (Note 2)	61,108	65,923
Restricted escrows (Note 2)	20,956	17,105
Investment in marketable securities and treasury contracts (Note 2)	4,077	1,287
Investment in unconsolidated joint ventures (Note 9)	70,358	75,261
Accounts and rents receivable (net of allowance of $537 and $346 as of March 31, 2005 and December 31, 2004, respectively)	28,149	19,962
Due from affiliates (Note 3)	52	654
Notes receivable (Note 6)	32,578	31,772
Acquired in-place lease intangibles and customer relationship value (net of accumulated amortization of $16,998 and $9,976 as of March 31, 2005 and December 31, 2004, respectively)	265,255	240,116
Acquired above market lease intangibles (net of accumulated amortization of $4,587 and $3,124 as of March 31, 2005 and December 31, 2004, respectively)	43,202	40,774
Loan fees, leasing fees and loan fee deposits (net of accumulated amortization of $1,411 and $755 as of March 31, 2005 and December 31, 2004, respectively)	28,797	19,472
Other assets	32,254	8,939

Total assets	$4,930,407	$3,955,816

See accompanying notes to consolidated financial statements

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Consolidated Balance Sheets
(continued)
(Dollar amounts in thousands)

Liabilities and Stockholders' Equity
	March 31, 2005
	(unaudited)	December 31, 2004
Liabilities:
Mortgages and notes payable (Note 7)	$2,145,403	$1,783,114
Accounts payable	3,056	1,692
Accrued offering costs due to affiliates	4,030	2,880
Accrued offering costs due to non-affiliates	131	-
Accrued interest payable	6,388	4,306
Tenant improvements payable	4,808	5,096
Accrued real estate taxes	9,756	4,254
Distributions payable	14,610	11,378
Security deposits	3,979	3,679
Prepaid rental income and other liabilities	9,047	7,765
Advances from sponsor (Note 3)	3,523	3,523
Acquired below market lease intangibles (net of accumulated amortization of $7,439 and $4,718 as of March 31, 2005 and December 31, 2004, respectively)	96,404	85,986
Restricted cash liability (Note 2)	61,108	65,923
Due to affiliates	2,051	957

Total liabilities	2,364,294	1,980,553

Minority interests	101,241	89,537

Stockholders' equity:
Preferred stock, $.001 par value, 10,000,000 shares authorized, none outstanding	-	-
Common stock, $.001 par value, 500,000,000 shares authorized, 285,633,361 and 217,457,528 shares issued and outstanding as of March 31, 2005 and December 31, 2004, respectively	286	217
Additional paid-in capital (net of offering costs of $306,450 and $234,014 as of March 31, 2005 and December 31, 2004, respectively, of which $228,971 and $175,509 was paid or accrued to affiliates as of March 31, 2005 and December 31, 2004, respectively)	2,549,106	1,940,018
Accumulated distributions in excess of net income	(84,795)	(54,750)
Accumulated other comprehensive income	275	241

Total stockholders' equity	2,464,872	1,885,726
Commitments and contingencies (Note 12)
Total liabilities and stockholders' equity	$4,930,407	$3,955,816

See accompanying notes to consolidated financial statements

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Consolidated Statements of Operations
(Dollar amounts in thousands, except per share amounts)
(unaudited)
	Three months ended	Three months ended
	March 31, 2005	March 31, 2004
Revenues:
Rental income	$74,063	$7,553
Tenant recovery income	15,819	1,748
Other property income	905	5

Total revenues	90,787	9,306

Expenses:
General and administrative expenses to affiliates	625	489
General and administrative expenses to non-affiliates	1,259	719
Advisor asset management fee	925	-
Property operating expenses to affiliates	3,683	413
Property operating expenses to non-affiliates	12,169	620
Real estate taxes	8,162	988
Depreciation and amortization	34,759	3,693

Total expenses	61,582	6,922

Operating income	$29,205	$2,384

Other income	2,619	211
Interest expense	(23,021)	(2,559)
Minority interests	470	-
Equity in earnings (losses) of unconsolidated entities	(259)	-

Net income	$9,014	$36
Other comprehensive income:
Unrealized gain on investment securities	34	-

Comprehensive income	$9,048	$36

Net income per common share, basic and diluted	$.04	$-

Weighted average number of common shares outstanding, basic and diluted	251,114,531	32,314,792

See accompanying notes to consolidated financial statements

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Consolidated Statement of Stockholders' Equity

For the three month period ended March 31, 2005
(Dollar amounts in thousands)
(unaudited)
	Number of	Common	Additional Paid-in	Accumulated Distributions in excess of	Accumulated Other Comprehensive
	Shares	Stock	Capital	Net Income	Income	Total

Balance at December 31, 2004	217,457,528	$217	$1,940,018	$(54,750)	$241	$1,885,726

Net income	-	-	-	9,014	-	9,014
Unrealized gain on investment securities	-	-	-	-	34	34
Distributions declared	-	-	-	(39,059)	-	(39,059)
Proceeds from offering	66,351,621	67	664,655	-	-	664,722
Offering costs	-	-	(72,436)	-	-	(72,436)
Proceeds from dividend reinvestment program	2,010,963	2	19,102	-	-	19,104
Shares repurchased	(190,751)		(1,764)	-	-	(1,764)
Shares obligated to be repurchased as of March 31, 2005	-	-	(512)	-	-	(512)
Issuance of stock options and discounts on shares issued to affiliates	-	-	43	-	-	43

Balance at March 31, 2005	285,633,361	$286	$2,549,106	$(84,795)	$275	$2,464,872

See accompanying notes to consolidated financial statements

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Consolidated Statements of Cash Flows
(Dollar amounts in thousands)
(unaudited)
	Three months ended	Three months ended
	March 31, 2005	March 31, 2004
Cash flows from operations:
Net income	$9,014	$36
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	26,232	2,599
Amortization	8,527	1,094
Amortization of acquired above market leases	1,470	338
Amortization of acquired below market leases	(2,860)	(357)
Rental income under master leases	1,787	-
Straight line rental income	(2,979)	-
Straight line lease expense	663	-
Minority interests	(470)	-
Loss from investments in unconsolidated entities	259	-
Issuance of stock options and discount on shares issued to affiliates	43	301
Realized gain on sale of treasury contracts	(8)	-
Write-off of bad debt	185	-
Changes in assets and liabilities:
Accounts and rents receivable net of change in allowance of $191 and $0 for March 31, 2005 and 2004, respectively.	(5,393)	(1,289)
Due from affiliates	(52)	-
Other assets	(347)	(276)
Accounts payable	1,364	(87)
Accrued interest payable	2,082	526
Accrued real estate taxes	5,364	851
Security deposits	300	596
Prepaid rental income and other liabilities	107	446
Net cash flows provided by operating activities	45,288	4,778
Cash flows from investing activities:
Purchase of investment securities and treasury contracts	(2,748)	-
Restricted escrows	(3,851)	-
Purchase of investment properties	(468,224)	(343,278)
Acquired in-place lease intangibles and customer relationship value	(33,010)	(31,583)
Acquired above market leases	(3,898)	(7,132)
Acquired below market leases	13,278	5,492
Contributions from minority interests - joint ventures	23,027	-
Distributions to minority interests - joint ventures	(6,209)	-
Payment of leasing fees	(85)	-
Tenant improvements payable	(288)	1,983
Other assets	(22,968)	(878)
Funding of notes receivable	(806)	-
Due to affiliates	1,094	(2,154)
Net cash flows used in investing activities	(504,688)	(377,550)

See accompanying notes to consolidated financial statements

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Consolidated Statements of Cash Flows
(Dollar amounts in thousands)
(unaudited)
	Three months ended	Three months ended
	March 31, 2005	March 31, 2004
Cash flows from financing activities:
Proceeds from offering	664,722	292,488
Proceeds from the dividend reinvestment program	19,104	2,075
Shares repurchased	(1,764)	-
Payment of offering costs	(71,155)	(29,931)
Proceeds from mortgage debt and notes payable	382,382	180,768
Principal payments on mortgage debt	(333)	-
Lump-sum payoffs of mortgage debt	(35,742)	-
Proceeds from unsecured line of credit	-	65,000
Payment of loan fees and deposits	(9,896)	(2,385)
Distributions paid	(35,827)	(4,027)
Due from affiliates	654	(1,093)
Contribution from sponsor advances	-	1,167
Net cash flows provided by financing activities	912,145	504,062
Net increase in cash and cash equivalents	452,745	131,290
Cash and cash equivalents, at beginning of period	241,224	64,381
Cash and cash equivalents, at end of period	$693,969	$195,671
Supplemental disclosure of cash flow information:
Cash paid for interest	$20,939	$2,032
Consolidation of previously unconsolidated entities	$2,244	$-
Consolidation of previously unconsolidated entities - minority interest	(2,244)	-
Restricted cash	$4,815	$(2,340)
Restricted cash liability	(4,815)	2,340
Due from sponsor	$-	$(845)
Due to sponsor	-	845
Share repurchase program	$(512)	$-
Share repurchase program liability	512	-
Supplemental schedule of non-cash investing and financing activities:
Purchase of investment properties	$(484,344)	$(350,830)
Assumption of mortgage debt	15,982	-
Purchase price adjustments	138	-
Conversion of mortgage receivable to investment property	-	7,552
	$(468,224)	$(343,278)
Distributions payable	$14,610	$2,531
Accrued offering costs payable	$4,161	$3,469
Write-off of in-place lease intangibles	$849	$-
Write-off of above market lease intangibles	$7	$-
Write-off of below market lease intangibles	$139	$-

See accompanying notes to consolidated financial statements

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes to Consolidated Financial Statements
March 31, 2005
(Dollar amounts in thousands, except per share amounts)

The accompanying Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. Readers of this Quarterly Report should refer to the audited financial statements of Inland Western Retail Real Estate Trust, Inc. for the fiscal year ended December 31, 2004, which are included in the Company's 2004 Annual Report, as certain footnote disclosures contained in such audited financial statements have been omitted from this Report.

(1)  Organization and Basis of Accounting

Inland Western Retail Real Estate Trust, Inc. (the "Company") was formed on March 5, 2003 to acquire and manage a diversified portfolio of real estate, primarily multi-tenant shopping centers and single-user net lease properties. The Advisory Agreement provides for Inland Western Retail Real Estate Advisory Services, Inc. (the "Business Manager/Advisor"), an Affiliate of the Company, to be the Business Manager/Advisor to the Company. On September 15, 2003, the Company commenced an initial public offering (the "initial public offering") of up to 250,000,000 shares of common stock at $10 each and the issuance of 20,000,000 shares at $9.50 each which may be distributed pursuant to the Company's distribution reinvestment program (the "DRP"). Sales of shares for the initial public offering were completed on March 22, 2005. The Company filed a registration statement for an offering (the "second offering") which became effective on December 28, 2004 with the Securities and Exchange Commission for up to 250,000,000 shares of common stock at $10 each and up to 20,000,000 shares at $9.50 each pursuant to the DRP. Sales of shares in the second offering began in early January 2005.

The Company is qualified and has elected to be taxed as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended, for federal income tax purposes commencing with the tax year ending December 31, 2003. Since the Company qualifies for taxation as a REIT, the Company generally will not be subject to federal income tax to the extent it distributes at least 90% of its REIT taxable income to its stockholders. If the Company fails to qualify as a REIT in any taxable year, the Company will be subject to federal income tax on its taxable income at regular corporate tax rates. Even if the Company qualifies for taxation as a REIT, the Company may be subject to certain state and local taxes on its income and property and federal income and excise taxes on its undistributed income.

The Company provides the following programs to facilitate investment in the Company's shares and to provide limited liquidity for stockholders.

The Company allows stockholders who purchase shares in the offerings to purchase additional shares from the Company by automatically reinvesting distributions through the DRP, subject to certain share ownership restrictions. Such purchases under the DRP are not subject to selling commissions or the marketing contribution and due diligence expense allowance, and are made at a price of $9.50 per share.

The Company will repurchase shares under the share repurchase program (the "SRP"), if requested, at least once quarterly on a first-come, first-served basis, subject to certain restrictions. Subject to funds being available, the Company will limit the number of shares repurchased during any calendar year to 5% of the weighted average number of shares outstanding during the prior calendar year. Funding for the SRP will come exclusively from proceeds that the Company receives from the sale of shares under the DRP and such other operating funds, if any, as the Company's board of directors, at its sole discretion, may reserve for this purpose. The board, at its sole discretion, may choose to terminate the SRP after the end of the offering period, or reduce the number of shares purchased under the program, if it determines that the funds allocated to the SRP are needed for other purposes, such as the acquisition, maintenance or repair of properties, or for use in making a declared distribution. A determination by the board to eliminate or reduce the SRP will require the unanimous affirmative vote of the independent directors.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes to Consolidated Financial Statements
(continued)
(Dollar amounts in thousands, except per share amounts)

The accompanying Consolidated Financial Statements include the accounts of the Company, as well as all wholly-owned subsidiaries and consolidated joint venture investments. Wholly-owned subsidiaries generally consist of limited liability companies (LLCs) and limited partnerships (LPs). The effects of all significant intercompany transactions have been eliminated.

The Company would consolidate certain property holding entities and other subsidiaries that it owns less than a 100% equity interest if the entity is a variable interest entity ("VIE") and it is the primary beneficiary (as defined in FASB Interpretation 46(R) Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51, as revised ("FIN 46(R)")). For joint ventures that are not VIEs of which the Company owns less than 100% of the equity interest, the Company consolidates the property if it has the direct or indirect ability to make major decisions. Major decisions are defined in the respective joint venture agreements and generally include participating and protective rights such as decisions regarding major leases, encumbering the entities with debt and whether to dispose of the entities.

The Company has a 95% ownership interest in the LLCs which own Gateway Village, Boulevard at the Capital Centre, Towson Circle, Reisterstown Road Plaza and Tollgate Marketplace. However, the Company shares equally in major decisions. These entities are considered VIEs as defined in FIN 46(R) and the Company is considered the primary beneficiary. Therefore, these entities are consolidated by the Company and the 5% outside ownership interest is reflected as minority interest in the accompanying Consolidated Financial Statements.

The Company has a 60.9% ownership interest in, and is the controlling member of the LLC which owns Cardiff Hall East Apartments. The other members' interests in the property are reflected as minority interest in the accompanying Consolidated Financial Statements.

The Company has a 75% ownership in the LP which owns North Plaza Shopping Center. The other partners' interests in the property are reflected as minority interest in the accompanying Consolidated Financial Statements.

Minority interest is adjusted for additional contributions and distributions to minority holders as well as the minority holders' share of the net earnings or losses of each respective entity.

(2)  Summary of Significant Accounting Policies

Rental income is recognized on a straight-line basis over the term of each lease. The difference between rental income earned on a straight-line basis and the cash rent due under the provisions of the lease agreements is recorded as deferred rent receivable and is included as a component of accounts and rents receivable in the accompanying Consolidated Balance Sheets.

The Company records lease termination income if there is a signed termination agreement, all of the conditions of the agreement have been met, and the tenant is no longer occupying the property. Upon early lease termination, the Company provides for losses related to unrecovered intangibles and other assets.

The Company considers all demand deposits, money market accounts and investments in certificates of deposit and repurchase agreements purchased with a maturity of three months or less, at the date of purchase, to be cash equivalents. The Company maintains its cash and cash equivalents at financial institutions. The combined account balances at one or more institutions periodically exceed the Federal Depository Insurance Corporation ("FDIC") insurance coverage and, as a result, there is a concentration of credit risk related to amounts on deposit in excess of FDIC insurance coverage. The Company believes that the risk is not significant, as the Company does not anticipate the financial institutions' non-performance.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes to Consolidated Financial Statements
(continued)
(Dollar amounts in thousands, except per share amounts)

The Company classifies its investment in securities in one of three categories: trading, available-for-sale, or held-to-maturity. Trading securities are bought and held principally for the purpose of selling them in the near term. Held-to-maturity securities are those securities in which the Company has the ability and intent to hold the security until maturity. All securities not included in trading or held-to-maturity are classified as available for sale. Investment in securities at March 31, 2005 consists of common stock investments and is classified as available-for-sale securities and is recorded at fair value. Unrealized holding gains and losses on available-for-sale securities are excluded from earnings and reported as a separate component of other comprehensive income until realized. Realized gains and losses from the sale of available-for-sale securities are determined on a specific identification basis. A decline in the market value of any available-for-sale security below cost that is deemed to be other than temporary, results in a reduction in the carrying amount to fair value. The impairment is charged to earnings and a new costs basis for the security is established. To determine whether an impairment is other than temporary, the Company considers whether it has the ability and intent to hold the investment until a market price recovery and considers whether evidence indicating the cost of the investment is recoverable outweighs evidence to the contrary. Evidence considered in this assessment includes the reasons for the impairment, the severity and duration of the impairment, changes in value subsequent to year end and forecasted performance of the investee. Of the investment securities held on March 31, 2005, the Company has accumulated other comprehensive income of $275.

The Company allocates the purchase price of each acquired investment property between land, building and improvements, acquired above market and below market leases, in-place lease value, and any assumed financing that is determined to be above or below market terms. In addition, we allocate a portion of the purchase price to the value of the customer relationships. The allocation of the purchase price is an area that requires judgment and significant estimates. The Company uses the information contained in the independent appraisal obtained at acquisition as the primary basis for the allocation to land and building and improvements. The Company determines whether any financing assumed is above or below market based upon comparison to similar financing terms for similar investment properties. The Company allocates a portion of the purchase price to the estimated acquired in-place lease costs based on estimated lease execution costs for similar leases as well as lost rent payments during assumed lease-up period when calculating as if vacant fair values. The Company considers various factors including geographic location and size of leased space. The Company also evaluates each acquired lease based upon current market rates at the acquisition date and considers various factors including geographical location, size and location of leased space within the investment property, tenant profile, and the credit risk of the tenant in determining whether the acquired lease is above or below market lease costs. After an acquired lease is determined to be above or below market, the Company allocates a portion of the purchase price to such above or below acquired lease costs based upon the present value of the difference between the contractual lease rate and the estimated market rate. For below market leases with fixed rate renewals, renewal periods are included in the calculation of below market in-place lease values. The determination of the discount rate used in the present value calculation is based upon the "risk free rate." This discount rate is a significant factor in determining the market valuation which requires the Company's judgment of subjective factors such as market knowledge, economics, demographics, location, visibility, age and physical condition of the property.

The application of the Financial Accounting Standards Board's Statement of Financial Accounting Standards ("SFAS") Nos. 141 and 142 resulted in the recognition upon acquisition of additional intangible assets and liabilities relating to real estate acquisitions during the quarter ended March 31, 2005. The portion of the purchase price allocated to acquired above market lease costs and acquired below market lease costs are amortized on a straight line basis over the life of the related lease as an adjustment to rental income and over the respective renewal period for below market lease costs with fixed rate renewals. Amortization pertaining to the above market lease costs of $1,470 was applied as a reduction to rental income for the three months ended March 31, 2005. Amortization pertaining to the below market lease costs of $2,860 was applied as an increase to rental income for the three months ended March 31, 2005.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes to Consolidated Financial Statements
(continued)
(Dollar amounts in thousands, except per share amounts)

The portion of the purchase price allocated to acquired in-place lease intangibles is amortized on a straight line basis over the life of the related lease. The Company incurred amortization expense pertaining to acquired in-place lease intangibles of $7,816 for the three month period ended March 31, 2005.

The portion of the purchase price allocated to customer relationship value is amortized on a straight line basis over the life of the related lease. The Company incurred amortization expense pertaining to customer relationship value of $55 for the three months ended March 31, 2005.

The following table presents the amortization during the next five years related to the acquired in-place lease intangibles, customer relationship value, acquired above market lease costs and the below market lease costs for properties owned at March 31, 2005.
	April 1, 2005 through December 31,
Amortization of:	2005	2006	2007	2008	2009	Thereafter

Acquired above
market lease costs	$(4,399)	(5,686)	(4,855)	(4,569)	(4,069)	(19,624)

Acquired below
market lease costs	8,071	10,017	9,040	8,035	7,213	54,028

Net rental income
increase	$3,672	4,331	4,185	3,466	3,144	34,404

Acquired in-place lease
intangibles	$22,121	29,494	29,494	29,440	28,169	123,996

Customer relationship value	$195	260	260	260	260	1,306

Depreciation expense is computed using the straight line method. Building and improvements are depreciated based upon estimated useful lives of 30 years for building and improvements and 15 years for site improvements.

In accordance with SFAS No. 144, the Company performs a quarterly analysis to identify impairment indicators to ensure that the investment property's carrying value does not exceed its fair value. The valuation analysis performed by the Company is based upon many factors which require difficult, complex or subjective judgments to be made. Such assumptions include projecting vacancy rates, rental rates, operating expenses, lease terms, tenant financial strength, economy, demographics, property location, capital expenditures and sales value among other assumptions to be made upon valuing each property. This valuation is sensitive to the actual results of any of these uncertain factors, either individually or taken as a whole. Based upon the Company's judgment, no impairment was warranted as of March 31, 2005 or December 31, 2004.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes to Consolidated Financial Statements
(continued)
(Dollar amounts in thousands, except per share amounts)

In conjunction with certain acquisitions, the Company receives payments under master lease agreements pertaining to certain non-revenue producing spaces either at the time of, or subsequent to the purchase of some of the Company's properties. Upon receipt of the payments, the receipts are recorded as a reduction in the purchase price of the related properties rather than as rental income. These master leases were established at the time of purchase in order to mitigate the potential negative effects of loss of rent and expense reimbursements. Master lease payments are received through a draw of funds escrowed at the time of purchase and may cover a period from three months to three years. These funds may be released to either the Company or the seller when certain leasing conditions are met. Restricted cash includes funds received by third party escrow agents from sellers pertaining to master lease agreements. The Company records the third party escrow funds as both an asset and a corresponding liability, until certain leasing conditions are met. These amounts are recorded as restricted cash and restricted cash liabilities on the Consolidated Balance Sheets.

Restricted escrows primarily consist of lenders' restricted escrows and funds restricted through joint ventures.

Notes receivable relate to real estate financing arrangements and bear interest at a market rate based on the borrower's credit quality and are recorded at face value. Interest is recognized over the life of the note. The Company requires collateral for the notes.

A note is considered impaired pursuant to SFAS No. 114, ("SFAS 114") Accounting by Creditors for Impairment of a Loan. Pursuant to SFAS 114, a note is impaired if it is probable that the Company will not collect all principal and interest contractually due. The impairment is measured based on the present value of expected future cash flows discounted at the note's effective interest rate. The Company does not accrue interest when a note is considered impaired. When ultimate collectibility of the principal balance of the impaired note is in doubt, all cash receipts on the impaired note are applied to reduce the principal amount of the note until the principal has been recovered and are recognized as interest income, thereafter.

The carrying amount of the Company's debt approximates fair value. The Company estimates the fair value of its mortgages payable by discounting the future cash flows of each instrument at rates currently offered to the Company for similar debt instruments of comparable maturities by the Company's lenders. The carrying amount of the Company's other financial instruments approximate fair value because of the relatively short maturity of these instruments.

Certain reclassifications have been made to the 2004 financial statements to conform to the 2005 presentations.

New Accounting Pronouncements

In December 2004, the FASB issued SFAS No. 153, Exchange of Nonmonetary Assets, an amendment of APB Opinion No. 29, ("SFAS 153"). The amendments made by SFAS 153 are based on the principle that exchanges of nonmonetary assets should be measured on the fair value of assets exchanged. It eliminates the exceptions for nonmonetary exchanges of similar productive assets and replaces it with a broader exception for exchanges of nonmonetary assets that do not have commercial substance. The statement is effective for nonmonetary exchanges occurring in fiscal periods beginning after June 15, 2005. The Company does not believe that the adoption of SFAS 153 will have a material impact on its Consolidated Financial Statements.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes to Consolidated Financial Statements
(continued)
(Dollar amounts in thousands, except per share amounts)

(3)  Transactions with Affiliates

The Business Manager/Advisor contributed $200 to the capital of the Company for which it received 20,000 shares of common stock.

As of March 31, 2005 and December 31, 2004, the Company had incurred $306,450 and $234,014 of offering costs for both the initial public offering and second offering, of which $228,971 and $175,509, respectively, was paid or accrued to affiliates. Pursuant to the terms of the offerings, the Business Manager/Advisor has guaranteed payment of all public offering expenses (excluding sales commissions and the marketing contribution and the due diligence expense allowance) in excess of 5.5% of the gross proceeds of the offering or all organization and offering expenses (including selling commissions) which together exceed 15% of gross proceeds. As of March 31, 2005 and December 31, 2004, offering costs did not exceed the 5.5% and 15% limitations. The Company anticipates that these costs will not exceed these limitations upon completion of the offerings.

The Business Manager/Advisor and its affiliates are entitled to reimbursement for salaries and expenses of employees of the Business Manager/Advisor and its affiliates relating to the offerings. In addition, an affiliate of the Business Manager/Advisor is entitled to receive selling commissions, and the marketing contribution and due diligence expense allowance from the Company in connection with the offerings. Such offering costs are offset against the stockholders' equity accounts. Such costs totaled $228,971 and $175,509, of which $4,030 and $2,880 was unpaid at March 31, 2005 and December 31, 2004, respectively.

The Business Manager/Advisor and its affiliates are entitled to reimbursement for general and administrative costs relating to the Company's administration. Such costs are included in general and administrative expenses to affiliates. For the three month periods ended March 31, 2005 and 2004, the Company incurred $981 and $266, respectively, of these costs. $1,127 and $957 remained unpaid as of March 31, 2005 and December 31, 2004, respectively, and are included in due to affiliates on the Consolidated Balance Sheets.

An affiliate of the Business Manager/Advisor provides loan servicing to the Company for an annual fee. The agreement allows for annual fees totaling .03% of the first $1 billion in mortgage balance outstanding and .01% of the remaining mortgage balances, payable monthly. Such fees totaled $91 and $4 for the three months ended March 31, 2005 and 2004, respectively. None remained unpaid as of March 31, 2005 and December 31, 2004.

The Company uses the services of an affiliate of the Business Manager/Advisor to facilitate the mortgage financing that the Company obtains on some of the properties purchased. The Company pays the affiliate .02% of the principal amount of each loan obtained on the Company's behalf. Such costs are capitalized as loan fees and amortized over the respective loan term. For the three months ended March 31, 2005 and 2004, the Company paid loan fees totaling $900 and $368, respectively, to this affiliate. No amounts remained unpaid as of March 31, 2005 and December 31, 2004.

The Company may pay an advisor asset management fee of not more than 1% of the average assets. Average asset value is defined as the average of the total book value, including acquired intangibles, of the Company's real estate assets plus the Company's loans receivable secured by real estate, before reserves for depreciation, reserves for bad debt or other similar non-cash reserves. The Company computes the average assets by taking the average of these values at the end of each month for which the fee is being calculated. The fee is payable quarterly in an amount equal to 1/4 of 1% of average assets as of the last day of the immediately preceding quarter. For any year in which the Company qualifies as a REIT, the advisor must reimburse the Company for the following amounts if any: (1) the amounts by which total operating expenses, the sum of the advisor asset management fee plus other operating expenses, paid during the previous fiscal year exceed the greater of: (i) 2% of average assets for that fiscal year, or (ii) 25% of net income for that fiscal year; plus (2) an

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes to Consolidated Financial Statements
(continued)
(Dollar amounts in thousands, except per share amounts)

amount, which will not exceed the advisor asset management fee for that year, equal to any difference between the total amount of distributions to stockholders for that year and the 6% minimum annual return on the net investment of stockholders. The Company neither paid nor accrued such fees for the three months ended March 31, 2004 because the Business Manager/Advisor agreed to forego such fees. The Company accrued fees totaling $925 for the three months ended March 31, 2005, all of which remained unpaid as of that date, and did forego any additional amount.

The property managers, entities owned principally by individuals who are affiliates of the Business Manager/Advisor, are entitled to receive property management fees totaling 4.5% of gross operating income, for management and leasing services. The Company incurred property management fees of $3,683 and $413 for the three months ended March 31, 2005 and 2004, respectively. None remained unpaid as of March 31, 2005 and December 31, 2004.

The Company established a discount stock purchase policy for affiliates of the Company and the Business Manager/Advisor that enables the affiliates to purchase shares of common stock at a discount at either $8.95 or $9.50 per share depending on when the shares are purchased. The Company sold 67,138 and 439,906 shares of common stock to affiliates and recognized an expense related to these discounts of $43 and $300 for the three months ended March 31, 2005 and 2004, respectively.

As of March 31, 2005 and December 31, 2004, the Company was due funds from affiliates for costs paid by the Company on their behalf in the amount of $52 and $654, respectively. During 2004, the sponsor advanced funds to the Company for a portion of distributions paid to the Company's shareholders until funds available for distributions were sufficient to cover the distributions. The sponsor forgave $2,369 of these amounts during the second quarter of 2004 and these funds were no longer due and were recorded as a contribution to capital in the accompanying Consolidated Financial Statements. As of March 31, 2005 and December 31, 2004, the Company owed funds to the sponsor in the amount of $3,523 for repayment of the funds advanced for payment of distributions for 2004. No funds have been advanced during 2005.

(4)  Stock Option Plan

The Company has adopted an Independent Director Stock Option Plan (the "Plan") which, subject to certain conditions, provides for the grant to each independent director of an option to acquire 3,000 shares following their becoming a director and for the grant of additional options to acquire 500 shares on the date of each annual stockholders' meeting. The options for the initial 3,000 shares are exercisable as follows: 1,000 shares on the date of grant and 1,000 shares on each of the first and second anniversaries of the date of grant. The subsequent options will be exercisable on the second anniversary of the date of grant. The initial options will be exercisable at $8.95 per share. The subsequent options will be exercisable at the fair market value of a share on the last business day preceding the annual meeting of stockholders as determined under the Plan. During the three months ended March 31, 2005, the Company did not issue any new options. As of March 31, 2005 and December 31, 2004, there were a total of 17,500 options issued, of which none had been exercised or expired.

The per share weighted average fair value of options granted was $0.60 on the date of the grant using the Black Scholes option-pricing model with the following assumptions: expected dividend yield of 8%, risk free interest rate of 2.0%, expected life of five years and expected volatility rate of 18.0%. During the three months ended March 31, 2005 and 2004, the Company recorded $1 and $.75, respectively, of expense related to stock options.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes to Consolidated Financial Statements
(continued)
(Dollar amounts in thousands, except per share amounts)

(5) Leases

Master Lease Agreements

In conjunction with certain acquisitions, the Company received payments under master lease agreements pertaining to certain non-revenue producing spaces at the time of purchase for periods ranging from three months to three years after the date of purchase or until the spaces are leased. As these payments are received, they are recorded as a reduction in the purchase price of the respective property rather than as rental income. The cumulative amount of such payments was $4,811 and $3,025 as of March 31, 2005 and December 31, 2004, respectively.

Operating Leases

Minimum lease payments to be received under operating leases, excluding rental income under master lease agreements and assuming no expiring leases are renewed, are as follows:

	Minimum Lease
	Payments
2005	$283,877	*
2006	280,895
2007	271,043
2008	258,887
2009	236,251
Thereafter	1,494,534
Total	$2,825,487

* For the twelve month period from January 1, 2005 through December 31, 2005.

The remaining lease terms range from one year to 55 years. Pursuant to the lease agreements, tenants of the property are required to reimburse the Company for a portion or their entire pro rata share of the real estate taxes, operating expenses and management fees of the properties. Such amounts are included in tenant recovery income.

Ground Leases

The Company leases land under noncancelable operating leases at certain of the properties expiring in various years from 2028 to 2096. For the three months ended March 31, 2005, ground lease rent was $1,458. No ground lease payments were required to be made during the three months ended March 31 2004. Minimum future rental payments to be paid under the ground leases are as follows:

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes to Consolidated Financial Statements
(continued)
(Dollar amounts in thousands, except per share amounts)

	Minimum Lease
	Payments
2005	$3,185	*
2006	3,191
2007	3,244
2008	3,247
2009	3,412
Thereafter	360,404
Total	$376,683

* For the twelve month period from January 1, 2005 through December 31, 2005.

(6) Notes Receivable

The notes receivable balance of $32,578 as of March 31, 2005 consisted of two installment notes, one from Newman Development Group of Gilroy, LLC (Gilroy) and one from Newman Development Group of Richland, LLC (Richland) that mature on July 15, 2005 and August 15, 2005, respectively. These notes are secured by first mortgages on Pacheco Pass Shopping Center and Quakertown Shopping Center, respectively and are guaranteed personally by the owners of Gilroy and Richland. Interest only is due in advance on the first of each month at a rate of 6.993% per annum for Gilroy and 7.5572% per annum for Richland. Upon closing, an interest reserve escrow totaling three months of interest payments was established for both notes.

(7) Mortgages and Note Payable

Mortgage loans outstanding as of March 31, 2005 were $2,144,760 and had a weighted average interest rate of 4.64%. Of this amount, $2,033,762 had fixed rates ranging from 3.96% to 8.02% and a weighted average fixed rate of 4.68% at March 31, 2005. The rate of 8.02% represented the interest rate on the mortgage for Cardiff Hall East (Cardiff), a consolidated joint venture investment. Excluding the Cardiff mortgage, the highest fixed rate on our mortgage debt was 6.34%. The remaining $110,998 represented variable rate loans with a weighted average interest rate of 3.81% at March 31, 2005. Properties with a net carrying value of $3,449,702 at March 31, 2005 and related tenant leases are pledged as collateral. As of March 31, 2005, scheduled maturities for the Company's outstanding mortgage indebtedness had various due dates through August 2023.

The following table shows the mortgage debt maturing during the next five years:
	2005	2006	2007	2008	2009	Thereafter
Maturing debt
Fixed rate debt	846	1,217	58,156	47,584	965,872	960,087
Variable rate debt	-	-	-	-	110,998	-

The debt is cross-collateralized among properties in connection with the financings of: Heritage Towne Crossing and Eckerd Drug Stores in Norman and Edmond, OK; the Eckerd Drug Stores in Crossville, TN, Columbia and Greer, SC, and Kill Devil Hills, NC; the Academy Sports stores in Houma, LA, and Port Arthur, Midland and San Antonio, TX; Shaw's Supermarket and Shops at Park Place; and Fairgrounds Plaza and another one of the seller's properties located in Norwalk, CT which the Company currently does not intend to acquire.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes to Consolidated Financial Statements
(continued)
(Dollar amounts in thousands, except per share amounts)

As part of the Plaza Santa Fe II loan assumption, a promissory note approximating $414 was executed between the Company and the seller for the total amount that the seller had paid into escrows under the loan agreement as of the acquisition date. The note bears interest at the rate of prime less 3.00%, payable to the seller upon maturity of the note in 2006. The seller also agreed to fund the Company's monthly required payments into this escrow for a period of two years. Each monthly payment funded by the seller increases the principal balance of the note payable. The outstanding note payable balance at March 31, 2005 is approximately $643.

(8)  Line of Credit

The Company has an unsecured line of credit facility with a bank for up to $100,000 with an optional unsecured borrowing capacity of $150,000, for a total unsecured borrowing capacity of $250,000. The facility has an initial term of one year with two one-year extension options, with an annual variable interest rate. The funds from this line of credit may be used to provide liquidity from the time a property is purchased until permanent debt is placed on that property. The line of credit requires interest only payments monthly at the rate equal to the London InterBank Offered Rate or LIBOR plus up to 190 basis points depending on the Company's leverage ratio. LIBOR ranged from 2.40% to 2.87% during the quarter ended March 31, 2005. The Company is also required to pay, on a quarterly basis, an amount ranging from .15% to .25%, per annum, on the average daily undrawn funds under this line. The line of credit requires compliance with certain covenants, such as debt service ratios, minimum net worth requirements, distribution limitations and investment restrictions. As of March 31, 2005, the Company was in compliance with such covenants. There was no outstanding balance on the line as of March 31, 2005.

(9)  Investment in Unconsolidated Joint Ventures

On August 11, 2004, CR Investors, LLC, an entity wholly owned by Reisterstown Plaza Holdings, LLC (a joint venture entity consolidated by the Company), invested $5,782 to purchase a 36.5% tenancy in common interest in an apartment complex known as Courthouse Square located in Towson, MD.

On November 5, 2004, CRP Power Plant Investors, LLC, an entity wholly owned by Reisterstown Plaza Holdings, LLC (a joint venture entity consolidated by the Company), invested $15,000 to purchase a 37.5% interest in a retail/office complex known as The Power Plant located in Baltimore, MD. On the same day, CGW Power Plant Investors, LLC, an entity wholly owned by Gateway Village Holding, LLC (a joint venture entity consolidated by the Company), invested $5,000,000 to purchase a 12.5% interest in The Power Plant.

On November 5, 2004, CTC Pier IV Investors, LLC, an entity wholly owned by Towson Circle Holding, LLC (a joint venture entity consolidated by the Company), invested $5,000 to purchase a 16.67% interest in a retail/office complex known as Pier IV located in Baltimore, MD. On the same day, CTOLL Pier IV Investors, LLC, an entity wholly owned by Tollgate Marketplace Holding Company, LLC (a joint venture entity consolidated by the Company), invested $15,000,000 to purchase a 50.0% interest in Pier IV.

On December 29, 2004, CGW Louisville Investors, LLC, an entity wholly owned by Gateway Village Holding, LLC (a joint venture entity consolidated by the Company), invested $1,900 to purchase a 3.3% interest in a retail/office complex known as Louisville Galleria located in Louisville, KY. On the same day, CTOLL Louisville Investors, LLC, an entity wholly owned by Tollgate Marketplace Holding Company, LLC (a joint venture entity consolidated by the Company), invested $7,200,000 to purchase a 12.0% interest in Louisville Galleria. Also, on the same day, CCC Louisville Investors, LLC an entity wholly owned by Capital Centre Holdings, LLC (a joint venture entity consolidated by the Company), invested $19,100,000 to purchase a 31.8% member interest in Louisville Galleria.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes to Consolidated Financial Statements
(continued)
(Dollar amounts in thousands, except per share amounts)

These investments are accounted for utilizing the equity method of accounting. Under the equity method of accounting, the net equity investment of the Company is reflected on the Consolidated Balance Sheets and the Consolidated Statements of Operations includes the Company's share of net income or loss from the unconsolidated entity. For the three months ended March 31, 2005, all equity in earnings of unconsolidated entities was allocated to the Company's joint venture partners in accordance with the joint venture operating agreements.

(10)  Segment Reporting

The Company owns and seeks to acquire multi-tenant shopping centers and single-user net lease properties primarily in the western United States. The Company's shopping centers are typically anchored by discount retailers, home improvement retailers, grocery and drugstores complemented with additional stores providing a wide range of other goods and services to shoppers.

The Company assesses and measures operating results on an individual property basis for each of its properties based on net property operations. Since all of the Company's properties exhibit highly similar economic characteristics, cater to the day-to-day living needs of their respective surrounding communities, and offer similar degrees of risk and opportunities for growth, the properties have been aggregated and reported as one operating segment.

Net property operations are summarized in the following table for the three months ended March 31, 2005 and 2004, along with a reconciliation to net income.
	Three months ended	Three months ended
	March 31, 2005	March 31, 2004
Property rental income and additional property income	$90,787	$9,306
Total property operating expenses	(24,014)	(2,021)
Interest expense	(23,021)	(2,559)
Net property operations	43,752	4,726
Other income	2,611	211
Less non-property expenses:
General and administrative expenses	(1,884)	(1,208)
Advisor asset management fee	(925)	-
Depreciation and amortization	(34,759)	(3,693)
Realized gain on sale of treasury contracts	8	-
Minority interests	470	-
Equity in earnings (losses) of unconsolidated entities	(259)	-
Net income	$9,014	$36

The following table summarizes property asset information as of March 31, 2005 and December 31, 2004.

	March 31, 2005	December 31, 2004
Total assets:
Rental real estate	$4,112,908	$3,601,513
Non-segment assets	817,499	354,303

	$4,930,407	$3,955,816

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes to Consolidated Financial Statements
(continued)
(Dollar amounts in thousands, except per share amounts)

The Company does not derive any of its consolidated revenue from foreign countries and does not have any major customers that individually account for 10% or more of the Company's consolidated revenues.

(11)  Earnings per Share

Basic earnings per share ("EPS") are computed by dividing income by the weighted average number of common shares outstanding for the period (the "common shares"). Diluted EPS is computed by dividing net income by the common shares plus shares issuable upon exercising options or other contracts. As of March 31, 2005 and 2004, options to purchase 17,500 and 15,000 shares of common stock, respectively, at an exercise price of $8.95 per share were outstanding. These options were not included in the computation of basic or diluted EPS as the effect would be immaterial.

The basic and diluted weighted average number of common shares outstanding was 251,114,531 and 32,314,792 for the three months ended March 31, 2005 and 2004, respectively.

(12)  Commitments and Contingencies

The Company has acquired several properties which have earnout components, meaning the Company did not pay for portions of these properties that were not rent producing. The Company is obligated, under certain agreements, to pay for those portions when the tenant moves into its space and begins to pay rent. The earnout payments are based on a predetermined formula. Each earnout agreement has a time limit regarding the obligation to pay any additional monies. If at the end of the time period allowed certain space has not been leased and occupied, the Company will own that space without any further payment obligation to the seller. Based on pro-forma leasing rates, the Company may pay as much as $188,827 in the future as retail space covered by earnout agreements is occupied and becomes rent producing.

During 2004, the Company entered into two installment note agreements in which the Company is obligated to fund up to a total of $33,398. The notes have stated interest rates of 6.993% and 7.5572% per annum and mature in July 2005 and August 2005. Each note requires monthly interest payments with the entire principal balance due at maturity. The combined receivable balance at March 31, 2005 was $32,578. Therefore, the Company may be required to fund up to an additional $820 on these notes.

The Company has obtained seven irrevocable letters of credit related to loan fundings against earnout spaces at certain properties. Once the Company purchases the remaining portion of these properties and meet certain occupancy requirements, the letters of credit will be released. The balance of outstanding letters of credit at March 31, 2005 is $26,538.

The Company has entered into interest rate lock agreements with various lenders to secure interest rates on mortgage debt on properties the Company currently owns or plans to purchase in the future. The Company has outstanding rate lock deposits in the amount of $13,499 as of March 31, 2005 which are applied as credits to the mortgage fundings as they occur. These agreements lock interest rates from 4.45% to 5.13% for periods from 60 days to 90 days on approximately $980,000 in principal.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes to Consolidated Financial Statements
(continued)
(Dollar amounts in thousands, except per share amounts)

The Company is currently considering acquiring 34 properties for an estimated purchase price of $746,906. The Company's decision to acquire each property will generally depend upon no material adverse change occurring relating to the property, the tenants or in the local economic conditions and the Company's receipt of satisfactory due diligence information including appraisals, environmental reports and lease information prior to purchasing the property.

(13)  Subsequent Events

The Company issued 24,008,871 shares of common stock and repurchased 56,154 shares of common stock from April 1, 2005 through May 2, 2005, resulting in gross proceeds of approximately $239,000.

The Company paid distributions of $14,610 to its stockholders in April 2005.

The Company acquired the following properties during the period April 1 to May 2, 2005. The respective acquisitions are detailed in the table below.
Date		Year	Approximate Purchase Price	Gross Leasable Area
Acquired	Property	Built	($)	(Sq. Ft.)	Major Tenants

04/01/05	The Brickyard Chicago, IL	1977/ 2004	76,900	234,081	Jewel-Osco Marshalls

04/11/05	Walgreens Northwoods, MO	2000	5,850	16,335	Walgreens

04/13/05	Greensburg Commons Greensburg, IN	1999	24,200	272,893	Wal-Mart Supercenter

04/14/05	Walgreens West Allis, WI	1999	4,415	13,956	Walgreens

04/18/05	Bear Creek Houston, TX	2002	19,406	87,912	HEB Grocery

04/18/05	Grapevine Crossing Grapevine, TX	2001	23,300	125,381	Best Buy Academy Sports and Outdoors

04/19/05	Publix Supermarket Mountain Brook, AL	2005	7,970	44,271	Publix

04/20/05	Bison Hollow Traverse City, MI	2004	19,525	134,798	Michaels Kohl's Bed, Bath & Beyond

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes to Consolidated Financial Statements
(continued)
(Dollar amounts in thousands, except per share amounts)
Date		Year	Approximate Purchase Price	Gross Leasable Area
Acquired	Property	Built	($)	(Sq. Ft.)	Major Tenants

04/29/05	Massillion Commons Massillion, OH	1986/ 2000	18,411	245,993	Home Depot Food 4 Less

04/29/05	Brown's Lane Middletown, RI	1985	11,425	74,715	Super Stop N Shop

04/29/05	Commons at Temecula Temecula, CA	1999	51,536	292,661	JoAnn Fabrics Linens 'N Things Sports Chalet Leisure Living Sportstore

04/29/05	Boulevard Plaza Pawtucket, RI	1994	17,068	103,471	Rojacks/Supervalue Auto Zone

04/29/05	Clear Shores Shopping Center Clear Lake Shores, TX	2003-2004	9,121	60,155	Office Depot Pier 1 Imports Dollar Tree

04/29/05	Vail Ranch Temecula, CA	2004-2005	24,525	101,766	Henry's Marketplace Sport Mart PETsMART

04/29/05	Cuyahoga Falls Market Center Cuyahoga Falls, OH	1998	15,062	76,361	PETsMART Linens 'N Things Deal $-Nothing over a Dollar

04/29/05	Edwards Multiplex Ontario, CA	2000	47,242	124,614	Edwards Multiplex

05/02/05	Edwards Multiplex Fresno, CA	1999	33,437	94,600	Edwards Multiplex

05/02/05	Page Field Commons Fort Meyers, FL	1999	46,507	322,051	Toys R Us Best Buy Linens 'N Things

05/02/05	University Square University Heights, OH	2003	54,481	287,172	Tops Supermarket T.J. Maxx JoAnn Fabrics

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes to Consolidated Financial Statements
(continued)
(Dollar amounts in thousands, except per share amounts)

The mortgage debt and financings obtained during the period April 1 to May 2, 2005, are detailed in the table below.
Date			Maturity	Principal Borrowed
Funded	Mortgage Payable	Annual Interest Rate	Date	($)

04/05/05	Phenix Crossing Phenix City, AL	5.030%	05/01/10	5,535

04/07/05	23rd Street Panama City, FL	5.060%	05/01/10	3,990

04/08/05	High Ridge Crossing High Ridge, MO	4.815%	04/11/10	7,439

04/11/05	Four Peaks Plaza Fountain Hills, PA	4.815%	04/11/10	17,072

04/12/05	Southgate Plaza Heath, OH	4.690%	05/01/10	6,740

04/13/05	Greensburg Commons Greensburg, IN	LIBOR + 1.55	05/12/09	14,200

04/19/05	CVS Pharmacy Montevallo, AL	4.690%	05/01/10	1,685

04/19/05	Stateline Station Kansas City, MO	5.007%	05/01/10	17,600

04/20/05	CarMax San Antonio TX	5.690%	05/01/10	8,030

04/20/05	Blockbuster at Five Forks Greenville, SC	4.815%	02/11/10	825

04/25/05	Plaza at Riverlakes Bakersfield, CA	4.700%	05/01/10	9,350

The Company is obligated under earnout agreements to pay for certain tenant space in its existing properties after the tenant moves into its space and begins paying rent. During the period from April 1 to May 2, 2005, the Company funded earnouts totaling $2,636 at 2 of its existing properties.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes to Consolidated Financial Statements
(continued)
(Dollar amounts in thousands, except per share amounts)

On April 28, 2005, the Company funded the remaining principal amount on its notes receivable which originated in 2004. The Company is not obligated to make any further fundings on these notes.

On April 14, 2005, the Company funded approximately $18,900 as an initial funding against an approximate $43,150 construction loan on a property located in McKinney, TX. The construction loan has a stated interest rate of 8.50% and a maturity date of October 2007. The loan is secured by a first mortgage on the property.

On May 2, 2005, the Company funded approximately $9,000 as an initial funding against an approximate $86,000 construction loan on a property located in Southlake, TX. The construction loan has a stated interest rate of 7.48% and a maturity date of May 2007. The loan is secured by a first mortgage on the property and is guaranteed by individuals of the borrower.

During the period from April 1 to May 2, 2005, the Company entered into rate lock agreements which lock interest rates from 4.83% to 4.93% for periods of 90 days each on approximately $400,000 in principal.

Inland Western Retail Real Estate Trust, Inc.
Pro Forma Consolidated Balance Sheet
March 31, 2005
(unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the acquisitions of the properties and the issuance of the notes receivable had occurred on March 31, 2005.

This unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at March 31, 2005, nor does it purport to represent our future financial position. No pro forma adjustments have been made for any potential property acquisitions identified as of June 8, 2005. The Company does not consider these properties as probable under Rule 3-14 of Regulation S-X as the Company has not completed the due diligence process on these properties. Additionally, the Company has not received sufficient offering proceeds or obtained firm financing commitments to acquire all of these properties as of June 8, 2005. The Company believes it will have sufficient cash from offering proceeds raised and from additional financing proceeds to acquire these properties if and when the Company is prepared to acquire these properties.

Inland Western Retail Real Estate Trust, Inc.
Pro Forma Consolidated Balance Sheet
March 31, 2005
(unaudited)
(Dollar amounts in thousands, except per share amounts)
	Historical	Pro Forma
	(A)	Adjustments	Pro Forma
Assets

Net investment properties (B)	$3,649,652	1,659,768	5,309,420
Cash and cash equivalents	693,969	(598,610)	95,359
Restricted cash	61,108	-	61,108
Restricted escrows	20,956	-	20,956
Investment in marketable securities and treasury contracts	4,077	-	4,077
Investment in unconsolidated joint ventures	70,358	-	70,358
Accounts and rents receivable	28,149	-	28,149
Due from affiliates	52	-	52
Notes receivable	32,578	84,902	117,480
Acquired in-place lease intangibles and customer relationship value (B) (D)	265,255	129,802	395,057
Acquired above market lease intangibles (B) (D)	43,202	3,872	47,074
Loan fees, leasing fees and loan fee deposits (G)	28,797	(11,176)	17,621
Other assets (G)	32,254	(24,868)	7,386

Total assets	$4,930,407	1,243,690	6,174,097

Liabilities and Stockholders' Equity

Mortgage and notes payable (B) (E)	2,145,403	763,107	2,908,510
Accounts payable	3,056	-	3,056
Accrued offering costs due to affiliates	4,030	-	4,030
Accrued offering costs due to non-affiliates	131	-	131
Accrued interest payable	6,388	-	6,388
Tenant improvements payable	4,808	-	4,808
Accrued real estate taxes	9,756	-	9,756
Distributions payable	14,610	-	14,610
Security deposits	3,979	-	3,979
Prepaid rental income and other liabilities	9,047	-	9,047
Advances from sponsor	3,523	-	3,523
Acquired below market lease intangibles (B) (D)	96,404	12,864	109,268
Restricted cash liability	61,108	-	61,108
Due to affiliates	2,051	-	2,051

Total liabilities	2,364,294	775,971	3,140,265

Minority interests	101,241	-	101,241

Common stock (C)	286	53	339
Additional paid-in capital (net of offering costs) (C)	2,549,106	467,666	3,016,772
Accumulated distributions in excess of net income (F)	(84,795)	-	(84,795)
Accumulated other comprehensive income	275	-	275

Total stockholders' equity	2,464,872	467,719	2,932,591

Total liabilities and stockholders' equity	$4,930,407	1,243,690	6,174,097

See accompanying notes to pro forma consolidated balance sheet.

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Balance Sheet
March 31, 2005
(unaudited)
(Dollar amounts in thousands, except per share amounts)

  The historical column represents our Consolidated Balance Sheet as of March 31, 2005 as filed with the Securities Exchange Commission on Form 10-Q. As of March 31, 2005, the Company had sold 280,734,975 shares to the public and 5,089,966 shares had been issued pursuant to the Company's distribution reinvestment program. In addition, the company had repurchased 211,580 shares pursuant to the Company's share repurchase program. As a result, the Company received $2,853,716 of gross offering proceeds. In addition, the Company received the Advisor's capital contribution of $200 for which the Advisor was issued 20,000 shares.

  The pro forma adjustments reflect the acquisition of the following properties or earnout components. The Company is obligated under earnout agreements to pay for certain tenant space in its existing properties after the tenant moves into its space and begins paying rent. The mortgages payable represent mortgages either obtained from a third party, or mortgages assumed as part of the acquisition. No pro forma adjustment has been made for prorations or other closing costs as the amounts are not significant:

	Acquisition	Mortgage
	Price	Payable

Purchases
The Brickyard	$ 76,900	$ -
Walgreens - Northwoods	5,850	3,218
Greensburg Commons	24,200	14,200
Walgreens - West Allis	4,415	2,600
Grapevine Crossing	23,300	12,815
Bear Creek	19,406	11,450
Publix - Mountain Brook	7,970	4,384
Bison Hollow	19,525	10,774
Massillon Village	18,411	10,126
Brown's Lane	11,425	6,284
Commons at Temecula	51,536	29,623
Boulevard Plaza	17,068	6,300
Clearlake Shores	9,121	6,683
Vail Ranch	24,525	13,489
Cuyahoga Falls Market Center	15,062	8,285
Edwards Multiplex - Ontario	47,242	27,875
Edwards Multiplex - Fresno	33,437	19,730
Page Field Commons	46,507	26,853
University Square	54,481	31,340
Circuit City Corporate Headquarters	53,000	31,270
The Gateway	143,574	98,781
Lakepointe Towne Crossing	27,570	21,714
CVS Pharmacy - Moore	3,427	-
Eckerd - Colesville	7,438	-
Crossroads Plaza	5,882	4,978
Commons at Royal Palm	24,701	14,472
Boston Commons	14,748	9,880
Hewitt Associates Corporate Headquarters	220,000	129,800
Ashland & Roosevelt	24,139	15,017
Cornerstone Plaza	14,250	18,922
Golfland Plaza	9,604	-
Maple Tree Place	102,332	-

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Balance Sheet
March 31, 2005
(unaudited)
(Dollar amounts in thousands, except per share amounts)
	Acquisition	Mortgage
	Price	Payable

Chantilly Crossing	$ 25,685	$ 15,675
Gloucester Town Center	22,500	11,975
Eckerd - Atlanta	2,206	-
CVS Pharmacy - Lawton	2,847	-
Wickes Furniture - Naperville	8,488	4,964
Galvez Shopping Center	8,125	4,470
Southwest Crossing	24,900	-
Montecito Crossing	51,414	-
The Shops at 5	81,500	-
Gardiner Manor Mall	65,227	-
Century III Plaza	42,903	-
Mid-Hudson Center	42,637	-
Wilton Square	47,161	-
Home Depot Plaza	28,363	-
Home Depot Center	17,705	-
Crown Palace Theater	17,033	-
Bed Bath & Beyond Plaza	16,640	-
Greenwich Center	38,452	-
Shops on Lake Avenue	46,845	30,622
Beachway Plaza	17,000	10,235

Earnouts
Boulevard at the Capital Centre	1,312	-
Pavilion at King's Grant	1,563	-
John's Creek Village	1,969	-
Peoria Crossings II	4,714	-
Forks Town Center	696	-
Denton Crossing	487	-
Reisterstown Road Plaza	660	-
Gateway Station	500	-

Total	$ 1,780,578	$ 668,804

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Balance Sheet
March 31, 2005
(unaudited)
(Dollar amounts in thousands, except per share amounts)

Allocation of net investments in properties:
Land	$388,912
Building and improvements	1,270,856
Acquired in-place lease intangibles and customer relationship value	129,802
Acquired above market lease intangibles	3,872
Acquired below market lease intangibles	(12,864)
Total	$1,780,578

  Additional offering proceeds of $531,500, net of additional offering costs of $63,781 are reflected as received as of March 31, 2005, prior to the purchase of the properties and are limited to offering proceeds necessary to acquire the properties and offering proceeds actually received as of June 8, 2005. Offering costs consist principally of registration costs, printing and selling costs, including commissions.

  Acquired intangibles represent above and below market leases and the difference between the property valued with the existing in-place leases and the property valued as if vacant as well as the value associated with customer relationships. The value of the acquired leases and customer relationship values will be amortized over the lease term.

  Additional mortgages payable of $763,107, reflected as funded as of March 31, 2005, includes $668,804 of mortgages payable obtained subsequent to the acquisition of the properties described in (B) and $94,303 of new financing placed on previously acquired properties.

  No pro forma assumptions have been made for the additional payment of distributions resulting from the additional proceeds raised.

  Change in loan fees, leasing fees and loan fee deposits of $11,176 represents prepaid loan fees applied to mortgage payables obtained as described in (E). Change in other assets of $24,868 represents advance purchase deposits on properties purchased as described in (B).

Inland Western Retail Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the three months ended March 31, 2005
(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented to give effect the acquisition of the properties indicated in Note B of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on January 1, 2004 or the date significant operations commenced. No pro forma adjustments have been made for any potential property acquisitions identified as of June 8, 2005. The Company does not consider these properties as probable under Rule 3-14 of Regulation S-X as the Company has not completed the due diligence process on these properties. Additionally, the Company has not received sufficient offering proceeds or obtained firm financing commitments to acquire all of these properties as of June 8, 2005. The Company believes it will have sufficient cash from offering proceeds raised and from additional financing proceeds to acquire these properties if and when the Company is prepared to acquire these properties. No pro forma adjustments were made for Hobby Lobby - Concord, Stanley Works, Academy Sports - San Antonio, CVS Pharmacy - Jacksonville, Vail Ranch, Eckerd - Colesville, Wickes Furniture - Naperville or any new earnout components as the properties and earnout components were completed in 2005 and there were no significant operations prior to the Company's acquisition. No pro forma adjustments were made related to the Company's notes receivable as there were no significant operations prior to the Company's funding of the notes receivable.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the three months ended March 31, 2005, nor does it purport to represent our future results of operations.

Inland Western Retail Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the three months ended March 31, 2005 (unaudited)
(Dollar amounts in thousands, except per share amounts)

		Pro Forma
	Historical	Adjustments
	(A)	(B)	Pro Forma

Rental income	$74,063	32,001	106,064
Tenant recovery income	15,819	9,387	25,206
Other property income	905	-	905

Total income	90,787	41,388	132,175

General and administrative expenses	1,884	-	1,884
Advisor asset management fee (C)	925	-	925
Property operating expenses (F)	24,014	13,024	37,038
Depreciation and amortization (D)	34,759	15,248	50,007

Total expenses	61,582	28,272	89,854

Operating income	29,205	13,116	42,321

Other income	2,619	-	2,619
Interest expense (G)	(23,021)	(8,996)	(32,017)
Minority interests	470	-	470
Equity in earnings (losses) of unconsolidated entities	(259)	-	(259)

Net income (loss)	$9,014	4,120	13,134

Other comprehensive income:
Unrealized gain/loss on investment securities	34	-	34

Comprehensive income (loss)	$9,048	4,120	13,168

Weighted average number of shares of common stock outstanding, basic and diluted (E)	251,114,531		297,841,029

Net income (loss) per share, basic and diluted (E)	.04		.04

See accompanying notes to pro forma consolidated statement of operations.

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the three months ended March 31, 2005
(unaudited)
(Dollar amounts in thousands, except per share amounts)

  The historical information represents the historical statement of operations of the Company for the period from January 1, 2005 to March 31, 2005 as filed with the Securities Exchange Commission on Form 10-Q.
  Total pro forma adjustments for acquisitions consummated as of June 8, 2005 are as though the properties were acquired January 1, 2004.

	Gross Income
	& Direct		Total
	Operating	Pro Forma	Pro Forma
	Expenses (1)	Adjustments	Adjustments

Rental income	$32,086	(85)	32,001
Tenant recovery income	9,387	-	9,387

Total income	41,473	(85)	41,388

Advisor asset management fee	-	-	-
Property operating expenses	11,162	1,862	13,024
Depreciation and amortization	-	15,248	15,248
Interest expense	-	8,996	8,996

Total expenses	11,162	26,106	37,268

Net income (loss)	$30,311	(26,191)	4,120

  Unaudited combined gross income and direct operating expenses from January 1, 2005 through the date of acquisition based on information provided by the Seller for the following properties:

Fairgrounds Plaza, Midtown Center, Magnolia Square, Cottage Plaza, Village of Quail Springs, Holliday Towne Center, Trenton Crossing, Southgate Plaza, Stateline Station, High Ridge Crossing, Four Peaks Plaza, Lake Forest Crossing, The Brickyard, Greensburg Commons, Grapevine Crossing, Bear Creek, Bison Hollow, Massillon Village, Brown's Lane, Commons at Temecula, Boulevard Plaza, Cuyahoga Falls Market Center, Page Field Commons, University Square, Crossroads Plaza, Commons at Royal Palm, Boston Commons, Shops on Lake Avenue, Clearlake Shores, The Gateway, Lakepointe Towne Crossing, Ashland & Roosevelt, Cornerstone Plaza, Maple Tree Place, Golfland Center, Gardiner Manor Mall, Century III Plaza, Mid-Hudson Center, Wilton Square, Home Depot Plaza, Hone Depot Center, Crown Palace Theater, Bed Bath & Beyond Plaza, Greenwich Center, Chantilly Crossing, Gloucester Town Center, Montecito Crossing, The Shops at 5, Beachway Plaza, Galvez Shopping Center and Southwest Crossing.

Gross rental income from January 1, 2005 through the date of acquisition based on information provided by tenant net leases for the following properties:

Maytag Distribution Center, American Express - Markham, CarMax - San Antonio, American Express - Salt Lake City, Blockbuster at Five Forks, CVS Pharmacy - Montevallo, Cinemark Seven Bridges, CVS Pharmacy - Saginaw, Walgreens - Northwoods, Walgreens - West Allis, Publix Supermarket - Mountain Brook, Circuit City Corporate Headquarters, CVS Pharmacy - Moore, Hewitt Associates Corporate Headquarters, Eckerd - Atlanta, CVS Pharmacy - Lawton, Edwards Multiplex - Ontario and Edward Multiplex - Fresno.

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the three months ended March 31, 2005
(unaudited)
(Dollar amounts in thousands, except per share amounts)

  No pro forma adjustment has been made related to the advisor asset management fee as it is assumed that a greater fee would not have been paid as a result of these additional properties.

  Buildings and improvements will be depreciated on a straight line basis based upon estimated useful lives of 30 years for building and improvements and 15 years for site improvements. That portion of the purchase price that is allocated to above or below lease intangibles will be amortized on a straight line basis over the life of the related leases as an adjustment to rental income. Other leasing costs, tenant improvements, in-place lease intangibles and customer relationship values will be amortized on a straight line basis over the life of the related leases as a component of amortization expense.

  The pro forma weighted average shares of common stock outstanding for the three months ended March 31, 2005 was calculated using the additional shares sold to purchase each of the properties on a weighted average basis plus the 20,000 shares purchased by the Advisor in connection with our organization.

  Management fees are calculated as 4.5% of gross revenues pursuant to the management agreement and are included in property operating expenses.

  The pro forma adjustments relating to interest expense were based on the following debt terms:
	Principal	Interest	Maturity
	Balance	Rate	Date

American Express - Markham, Ontario	25,380	4.2675%	02/15
American Express - Salt Lake City	30,149	4.2975%	04/15
Ashland & Roosevelt (1)	1,889	7.480%	02/22
Ashland & Roosevelt (2)	13,128	5.130%	07/10
Beachway Plaza	10,235	4.880%	07/10
Bear Creek	11,450	5.000%	06/10
Bison Hollow	10,774	4.560%	06/10
Blockbuster at Five Forks	825	4.815%	02/10
Boston Commons	9,880	5.360%	06/14
Boulevard Plaza	6,300	4.780%	06/10
Brown's Lane	6,284	4.668%	06/10
CarMax - San Antonio	8,030	4.690%	05/10
Chantilly Crossing	15,675	4.700%	07/10
Cinemark Seven Bridges	7,800	4.690%	06/10
Circuit City Corporate Headquarters	31,270	5.105%	07/10
Clearlake Shores	6,683	4.720%	07/10
Commons at Royal Palm	14,472	6.877%	11/12
Commons at Temecula	29,623	4.580%	06/10
Cornerstone Plaza	8,400	4.830%	06/10
Cottage Plaza	13,025	4.600%	04/10
Crossroads Plaza	4,977	5.441%	01/15
Cuyahoga Falls Market Center	8,285	4.668%	06/10
CVS Pharmacy - Montevallo	1,685	4.690%	05/10
Edwards Multiplex - Fresno	19,730	4.818%	06/10
Edwards Multiplex - Ontario	27,875	4.818%	06/10
Fairgrounds Plaza	15,941	5.690%	01/33
Four Peaks Plaza	17,072	4.815%	04/10
Galvez Shopping Center	4,470	4.668%	07/10

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the three months ended March 31, 2005
(unaudited)
(Dollar amounts in thousands, except per share amounts)
	Principal	Interest	Maturity
	Balance	Rate	Date

Gloucester Town Center	11,975	5.130%	07/10
Grapevine Crossing	12,815	4.590%	07/10
Greensburg Commons	14,200	LIBOR + 155	05/09
Hewitt Associates Corporate Headquarters	129,800	5.040%	06/30
High Ridge Crossing	7,439	4.815%	06/10
Holliday Town Center	8,050	5.180%	03/10
Lake Forest Crossing	4,520	4.900%	06/11
Lakepointe Towne Crossing	21,715	5.040%	06/10
Magnolia Square	10,265	5.115%	03/10
Massillon Village	10,126	4.668%	06/10
Maytag Distribution Center	12,740	4.840%	03/10
Midtown Center	28,228	4.460%	03/10
Page Field Commons	26,853	4.580%	05/10
Publix Supermarket - Mountain Brook	4,384	4.668%	07/10
Shops on Lake Avenue	30,458	5.020%	03/34
Southgate Plaza	6,740	4.690%	05/10
Stateline Station	17,600	5.007%	05/10
The Gateway	90,428	4.790%	06/10
The Gateway - Central Power Plant	8,352	4.790%	06/10
Trenton Crossing	19,307	4.460%	03/10
University Square	31,340	4.780%	07/10
Village at Quail Springs	5,740	5.060%	03/01
Walgreens - Northwoods	3,218	4.820%	06/10
Walgreens - West Allis	2,600	5.130%	06/10

Inland Western Retail Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2004
(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented to give effect the acquisition of the properties indicated in Note B of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on January 1, 2004 or the date significant operations commenced. No pro forma adjustments have been made for any potential property acquisitions identified as of June 8, 2005. The Company does not consider these properties as probable under Rule 3-14 of Regulation S-X as the Company has not completed the due diligence process on these properties. Additionally, the Company has not received sufficient offering proceeds or obtained firm financing commitments to acquire all of these properties as of June 8, 2005. The Company believes it will have sufficient cash from offering proceeds raised and from additional financing proceeds to acquire these properties if and when the Company is prepared to acquire these properties. No pro forma adjustments were made for Eckerd - Greer, Eckerd - Kill Devil Hills, Eckerd - Columbia, Eckerd - Crossville, Kohl's - Wilshire Plaza III, Academy Sports - Houma, Academy Sports - Port Arthur, Academy Sports - Midland, Hobby Lobby - Concord, Stanley Works, Academy Sports - San Antonio, CVS Pharmacy - Jacksonville, Blockbuster at Five Forks, Vail Ranch, Eckerd - Colesville, Wickes Furniture - Naperville or any new earnout components as the properties and earnout components were completed in 2004 or 2005 and there were no significant operations prior to the Company's acquisition. No pro forma adjustments were made related to the Company's notes receivable as there were no significant operations prior to the Company's funding of the notes receivable.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 2004, nor does it purport to represent our future results of operations.

Inland Western Retail Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2004 (unaudited)
(Dollar amounts in thousands, except per share amounts)

		Pro Forma	Pro Forma
	Historical	Adjustments	Adjustments
	(A)	(B)	(C)	Pro Forma

Rental income	$106,425	93,515	158,804	358,744
Tenant recovery income	23,155	28,498	24,900	76,553
Other property income	825	-	-	825

Total income	130,405	122,013	183,704	436,122

General and administrative expenses	4,857	-	-	4,857
Advisor asset management fee (D)	-	-	-	-
Property operating expenses (G)	32,522	40,798	42,223	115,543
Depreciation and amortization (E)	47,973	47,467	82,698	178,138

Total expenses	85,352	88,265	124,921	298,538

Operating income	45,053	33,748	58,783	137,584

Other income	3,681	-	-	3,681
Interest expense (H)	(33,175)	(27,164)	(61,688)	(122,027)
Realized loss on sale of treasury contacts	(3,667)	-	-	(3,667)
Minority interests	398	-	-	398
Equity in earnings (losses) of unconsolidated entities	(589)	-	-	(589)

Net income (loss)	$11,701	6,584	(2,905)	15,380

Other comprehensive income:
Unrealized gain/loss on investment securities	241	-	-	241

Comprehensive income (loss)	$11,942	6,584	(2,905)	15,621

Weighted average number of shares of common stock outstanding, basic and diluted (F)	98,562,885			297,841,029

Net income (loss) per share, basic and diluted (F)	.12			.05

See accompanying notes to pro forma consolidated statement of operations.

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2004
(unaudited)

  The historical information represents the historical statement of operations of the Company for the period from January 1, 2004 to December 31, 2004 as filed with the Securities Exchange Commission on Form 10-K.
  Total pro forma adjustments for acquisitions consummated as of June 8, 2005 are as though the properties were acquired January 1, 2004.

	Gross Income
	& Direct		Total
	Operating	Pro Forma	Pro Forma
	Expenses (1)	Adjustments	Adjustments

Rental income	$94,115	(600)	93,515
Tenant recovery income	28,498	-	28,498

Total income	122,613	(600)	122,013

Advisor asset management fee	-	-	-
Property operating expenses	35,316	5,482	40,798
Depreciation and amortization	-	47,467	47,467
Interest expense	-	27,164	27,164

Total expenses	35,316	80,113	115,429

Net income (loss)	$87,297	(80,713)	6,584

  Audited combined gross income and direct operating expenses as prepared in accordance with Rule 3-14 of Regulation S-X for the following properties:

Coram Plaza, Mesa Fiesta, Green's Corner, Newton Crossroads, Stilesboro Oaks, Pleasant Run Towne Crossing, Shoppes at Lake Andrew, Fairgrounds Plaza, Midtown Center, Trenton Crossing, Lakepointe Towne Center, Stateline Station, Four Peaks Plaza, The Brickyard, Grapevine Crossing, Bear Creek, Massillon Village, Brown's Lane, Commons at Temecula, Boulevard Plaza, Cuyahoga Falls Market Center, Page Field Commons, University Square, Crossroads Plaza, Commons at Royal Palm, Boston Commons, Shops on Lake Avenue, The Gateway, Maple Tree Place, Golfland Center, Gardiner Manor Mall, Century III Plaza, Mid-Hudson Center, Wilton Square, Home Depot Plaza, Home Depot Center, Crown Palace Theater, Bed Bath & Beyond Plaza, Greenwich Center, Chantilly Crossing, Gloucester Town Center and Montecito Crossing.

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2004
(unaudited)

  Total pro forma adjustments for acquisitions consummated as of June 8, 2005 are as though the properties were acquired January 1, 2004. No pro forma adjustments were made for Eckerd - Greer, Eckerd - Kill Devil Hills, Eckerd - Columbia, Eckerd - Crossville, Kohl's - Wilshire Plaza III, Academy Sports - Houma, Academy Sports - Port Arthur, Academy Sports - Midland, Hobby Lobby - Concord, Stanley Works, Academy Sports - San Antonio, CVS Pharmacy - Jacksonville, Blockbuster at Five Forks, Vail Ranch, Peoria Eckerd - Colesville, Wickes Furniture - Naperville or any new earnout components as the properties and earnout components were completed in 2004 or 2005 and there were no significant operations prior to the Company's acquisition. No pro forma adjustments were made related to the Company's notes receivable as there were no significant operations prior to the Company's funding of the notes receivable.

	Gross Income
	& Direct		Total
	Operating	Pro Forma	Pro Forma
	Expenses (1)	Adjustments	Adjustments

Rental income	$161,754	(2,950)	158,804
Tenant recovery income	24,900	-	24,900

Total revenues	186,654	(2,950)	183,704

Advisor asset management fee	-	-	-
Property operating expenses	34,103	8,120	42,223
Depreciation and amortization	-	82,698	82,698
Interest expense	-	61,688	61,688

Total expenses	34,103	152,506	186,609

Net income (loss)	$152,551	(155,456)	(2,905)
  Unaudited combined gross income and direct operating expenses from January 1, 2004 through the date of acquisition based on information provided by the Seller for the following properties:

CorWest Plaza, Hickory Ridge, Shoppes at Quarterfield, Larkspur Landing, North Ranch Pavilion, La Plaza Del Norte, MacArthur Crossing, Promenade at Red Cliff, Peoria Crossings, Dorman Center, Heritage Towne Crossing, Paradise Valley Marketplace, Best on the Boulevard, Bluebonnet Parc, North Rivers Town Center, Alison's Corner, Arvada Connection and Arvada Marketplace, Eastwood Town Center, Watauga Pavilion, Northpointe Plaza, Plaza Santa Fe II, Pine Ridge Plaza, Huebner Oaks Center, John's Creek Village, Lakewood Towne Center, Shoppes of Prominence Point, Northgate North, Davis Towne Crossing, Fullerton Metrocenter, Low Country Village, The Shops at Boardwalk, Shoppes of New Hope, Cranberry Square, Tollgate Marketplace, Gateway Village, Towson Circle, Gateway Plaza, Plaza at Marysville, Forks Town Center, Reisterstown Road Plaza, Village Shoppes at Simonton, Manchester Meadows, Governor's Marketplace, Mitchell Ranch Plaza, The Columns, Saucon Valley Square, Lincoln Park, Harvest Towne Center, Boulevard at the Capital Centre, Bed, Bath & Beyond Plaza, Denton Crossing, Azalea Square, Lake Mary Pointe, Plaza at Riverlakes, Gurnee Town Centre, Mansfield Towne Crossing, Winchester Commons, Shoppes at Park West, Fox Creek Village, Oswego Commons, University Town Center, Edgemont Town Center, Five Forks, Placentia Town Center, Gateway Station, Northwoods Center, Shops at Forest Commons, Gateway Pavilions, Henry Town Center, McAllen Shopping Center, 23rd Street Plaza, Southlake Town Square, Irmo Station, Evans Towne Centre, Cottage Plaza, Village at Quail Springs, Phenix Crossing, Magnolia Square, Holliday Towne Center, Southgate Plaza, High Ridge Crossing, Lake Forest Crossing, Greensburg Commons, Bison Hollow, Clearlake Shores, Ashland & Roosevelt, Cornerstone Plaza, The Shops at 5, Beachway Plaza, Galvez Shopping Center and Southwest Crossing.

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2004
(unaudited)

Gross rental income from January 1, 2004 through the date of acquisition based on information provided by tenant net leases for the following properties:

Wal-Mart Supercenter - Blytheville, Wrangler Company Western Headquarters, Wal-Mart Supercenter - Jonesboro, Harris Teeter - Wilmington, GMAC Insurance, CVS Pharmacy - Sylacauga, Zurich Towers, the American Express portfolio, Maytag Distribution Center, CarMax - San Antonio, CVS Pharmacy - Montevallo, Cinemark Seven Bridges, CVS Pharmacy - Saginaw, Walgreen's - Northwoods, Walgreens - West Allis, Publix Supermarket - Mountain Brook, Circuit City Corporate Headquarters, CVS Pharmacy - Moore, Eckerd - Atlanta, Hewitt Associates Corporate Headquarters, CVS Pharmacy - Lawton, Edwards Multiplex - Ontario and Edwards Multiplex - Fresno.

  No pro forma adjustment has been made related to the advisor asset management fee as it is assumed that a greater fee would not have been paid as a result of these additional properties.

  Buildings and improvements will be depreciated on a straight line basis based upon estimated useful lives of 30 years for building and improvements and 15 years for site improvements. That portion of the purchase price that is allocated to above or below lease intangibles will be amortized on a straight line basis over the life of the related leases as an adjustment to rental income. Other leasing costs, tenant improvements, in-place lease intangibles and customer relationship values will be amortized on a straight line basis over the life of the related leases as a component of amortization expense.

  The pro forma weighted average shares of common stock outstanding for the year ended December 31, 2004 was calculated using the additional shares sold to purchase each of the properties on a weighted average basis plus the 20,000 shares purchased by the Advisor in connection with our organization.

  Management fees are calculated as 4.5% of gross revenues pursuant to the management agreement and are included in property operating expenses.

  The pro forma adjustments relating to interest expense were based on the following debt terms:
	Principal	Interest	Maturity
	Balance	Rate	Date

23rd Street Plaza	3,990	5.060%	05/10
Alison's Corner	3,850	4.272%	06/10
American Express - Markham, Ontario	25,380	4.2675%	02/15
American Express - Depere	11,623	4.2975%	01/15
American Express - 31st Avenue - Phoenix	31,860	4.2675%	01/15
American Express - 19th Avenue - Phoenix	8,260	4.2675%	01/15
American Express - Minneapolis	56,050	4.2675%	01/15
American Express - Greensboro	33,040	4.2675%	01/15
American Express - Fort Lauderdale	37,170	4.2675%	01/15
American Express - Salt Lake City	30,149	4.2975%	04/15
Arvada Marketplace and Arvada Connection	28,510	4.130%	07/09
Ashland & Roosevelt (1)	1,889	7.480%	02/22
Ashland & Roosevelt (2)	13,128	5.130%	07/10
Azalea Square	16,535	5.010%	12/09
Beachway Plaza	10,235	4.880%	07/10
Bear Creek	11,450	5.000%	06/10
Bed Bath & Beyond Plaza	11,193	5.170%	12/09
Best on the Boulevard	19,525	3.990%	05/09

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2004
(unaudited)
	Principal	Interest	Maturity
	Balance	Rate	Date

Bison Hollow	10,774	4.560%	06/10
Blockbuster at Five Forks	825	4.815%	02/10
Bluebonnet Parc	12,100	4.372%	05/09
Boston Commons	9,880	5.360%	06/14
Boulevard at the Capital Centre	71,500	5.120%	10/09
Boulevard Plaza	6,300	4.780%	06/10
Brown's Lane	6,284	4.668%	06/10
CarMax - San Antonio	8,030	4.690%	05/10
Chantilly Crossing	15,675	4.700%	07/10
Cinemark Seven Bridges	7,800	4.690%	06/10
Circuit City Corporate Headquarters	31,270	5.105%	07/10
Clearlake Shores	6,683	4.720%	07/10
Commons at Royal Palm	14,472	6.877%	11/12
Commons at Temecula	29,623	4.580%	06/10
Coram Plaza	20,755	4.550%	02/10
Cornerstone Plaza	8,400	4.830%	06/10
CorWest Plaza	18,150	4.560%	02/09
Cottage Plaza	13,025	4.600%	04/10
Cranberry Square	10,900	4.975%	08/09
Crossroads Plaza	4,977	5.441%	01/15
Cuyahoga Falls Market Center	8,285	4.668%	06/10
CVS Pharmacy - Montevallo	1,685	4.690%	05/10
CVS Pharmacy - Sylacauga	1,685	5.060%	01/10
Davis Towne Crossing	5,365	5.185%	09/09
Denton Crossing	35,200	4.300%	01/10
Dorman Center	27,610	4.180%	05/09
Eastwood Towne Center	46,750	4.640%	07/09
Edgemont Town Center	8,600	4.430%	03/10
Edwards Multiplex - Fresno	19,730	4.818%	06/10
Edwards Multiplex - Ontario	27,875	4.818%	06/10
Evans Towne Centre	5,005	4.670%	02/10
Fairgrounds Plaza	15,941	5.690%	01/33
Five Forks	4,483	4.815%	02/10
Forks Town Center	10,395	4.970%	09/09
Four Peaks Plaza	17,072	4.815%	04/10
Fox Creek Village	11,485	5.210%	12/09
Fullerton Metrocenter	28,050	5.090%	08/09
Galvez Shopping Center	4,470	4.668%	07/10
Gateway Pavilions	35,842	4.670%	01/10
Gateway Plaza	18,163	5.100%	09/09
Gateway Station	3,717	4.650%	07/10
Gateway Village	27,233	LIBOR + 113	07/09
Gloucester Town Center	11,975	5.130%	07/10
GMAC Insurance	33,000	4.610%	10/09
Governor's Marketplace	20,625	5.185%	09/09
Grapevine Crossing	12,815	4.590%	07/10
Green's Corner	7,022	4.500%	02/10

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2004
(unaudited)
	Principal	Interest	Maturity
	Balance	Rate	Date

Greensburg Commons	14,200	LIBOR + 155	05/09
Gurnee Town Center	24,360	4.597%	01/10
Harris Teeter - Wilmington	3,960	4.915%	11/09
Harvest Towne Center	5,005	4.935%	01/10
Henry Town Center	35,692	5.420%	01/13
Heritage Towne Crossing	8,950	4.374%	06/09
Hewitt Associates Corporate Headquarters	129,800	5.040%	06/30
Hickory Ridge	23,650	4.531%	02/09
High Ridge Crossing	7,439	4.815%	06/10
Holiday Town Center	8,050	5.180%	03/10
Huebner Oaks Center (Note A)	31,723	4.200%	07/10
Huebner Oaks Center (Note B)	16,277	3.960%	07/10
Irmo Station	7,085	5.124%	02/10
John's Creek Village	23,300	5.100%	08/09
La Plaza Del Norte	32,528	4.610%	03/10
Lake Forest Crossing	4,520	4.900%	06/11
Lake Mary Pointe	3,658	5.170%	12/09
Lakepointe Towne Crossing	21,715	5.040%	06/10
Lakewood Towne Center	44,000	2.680%	06/09
Larkspur Landing	33,630	4.450%	02/09
Lincoln Park	26,153	4.610%	11/09
Low Country Village - Phase I	5,370	4.960%	10/09
Low Country Village - Phase II	5,440	5.130%	05/09
MacArthur Crossing	12,700	4.290%	05/09
Magnolia Square	10,265	5.115%	03/10
Manchester Meadows	31,065	4.480%	09/07
Mansfield Towne Crossing	10,982	5.215%	12/09
Massillon Village	10,126	4.668%	06/10
Maytag Distribution Center	12,740	4.840%	03/10
McAllen Shopping Center	2,455	5.060%	03/10
Mesa Fiesta	23,500	5.300%	02/10
Midtown Center	28,228	4.460%	03/10
Mitchell Ranch Plaza	18,700	4.480%	10/09
Newnan Crossing II	2,223	4.380%	05/09
Newton Crossroads	5,548	4.500%	02/10
North Ranch Pavilion	10,157	4.120%	04/09
North Rivers Town Center	11,050	4.760%	05/09
Northgate North	26,650	4.600%	07/08
Northpointe Plaza	30,850	4.272%	05/09
Northwoods Center	11,193	4.815%	01/10
Oswego Commons	19,262	4.750%	12/09
Page Field Commons	26,853	4.580%	05/10
Paradise Valley Marketplace	15,681	4.550%	05/09
Peoria Crossings	20,497	4.090%	04/09
Phenix Crossing	5,535	5.030%	05/10
Pine Ridge Plaza	14,700	5.085%	08/09
Placentia Town Center	13,695	4.597%	01/10

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2004
(unaudited)
	Principal	Interest	Maturity
	Balance	Rate	Date

Plaza at Marysville	11,800	5.085%	08/09
Plaza at Riverlakes	9,350	4.700%	05/10
Plaza Santa Fe II	17,308	6.200%	12/12
Pleasant Run Towne Crossing	22,800	5.215%	01/10
Promenade at Red Cliff	10,590	4.290%	05/09
Publix Center	6,655	4.597%	01/10
Publix Supermarket - Mountain Brook	4,384	4.668%	07/10
Reisterstown Road Plaza	49,650	5.300%	09/09
Saucon Valley Square	8,851	5.115%	10/09
Shoppes at Lake Andrew	15,657	5.000%	03/14
Shoppes at Quarterfield	6,067	4.280%	04/09
Shoppes of New Hope	7,179	4.960%	04/09
Shoppes of Prominence Point	9,954	5.235%	09/09
Shops at Forest Commons	5,214	6.340%	09/13
Shops on Lake Avenue	30,458	5.020%	03/34
Southgate Plaza	6,740	4.690%	05/10
Southlake Town Square	70,571	4.550%	03/10
Southlake Town Square II	10,429	4.550%	03/10
Stateline Station	17,600	5.007%	05/10
Stilesboro Oaks	6,592	4.500%	02/10
The Columns - Phase I	11,423	4.910%	11/09
The Gateway	90,428	4.790%	06/10
The Gateway - Central Power Plant	8,352	4.790%	06/10
The Shops at Boardwalk	20,150	4.130%	08/09
Tollgate Marketplace	39,765	LIBOR + 120	07/09
Towson Circle	15,648	5.100%	07/09
Trenton Crossing	19,307	4.460%	03/10
University Square	31,340	4.780%	07/10
University Town Center	5,810	4.430%	03/10
Village at Quail Springs	5,740	5.060%	03/01
Village Shoppes at Simonton	7,562	4.960%	10/09
Walgreens - Northwoods	3,218	4.820%	06/10
Walgreens - West Allis	2,600	5.130%	06/10
Wal-Mart Supercenter - Blytheville	7,100	4.390%	09/09
Wal-Mart Supercenter - Jonesboro	6,089	5.085%	09/09
Watauga Pavilion (1)	17,100	4.140%	06/10
Watauga Pavilion (2)	2,517	4.166%	07/10
Winchester Commons	7,235	5.120%	12/09
Wrangler Company Western Headquarters	11,300	5.090%	08/27
Zurich Towers	81,420	4.247%	12/34

Independent Auditors' Report

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Gateway ("the Property") for the year ended December 31, 2004. This Historical Summary is the responsibility of the management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K/A of Inland Western Retail Real Estate Trust, Inc., as described in note 2. It is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Gateway for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, IL
June 2, 2005

GATEWAY
Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)

	For the three months ended	For the year ended
	March 31, 2005	December 31, 2004
	(unaudited)
Gross income:
Base rental income	$2,200,002	$9,485,609
Percentage rent	752,269	1,745,331
Parking operating income	287,965	1,029,382
Central plant recovery income	397,217	1,877,434
Operating expense and real estate tax recoveries	1,032,526	3,804,779

Total gross income	4,699,979	17,942,535

Direct operating expenses:
Operating expenses	1,139,224	4,297,178
Central plant operating expenses	192,524	894,843
Insurance	62,426	194,312
Real estate taxes	444,666	1,575,057

Total direct operating expenses	1,838,840	6,961,390

Excess of gross income over direct operating expenses	$2,831,139	$10,981,145
See accompanying notes to historical summary of gross income and direct operating expenses.

GATEWAY
Notes to the Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)

  Business

  Gateway ("the Property") is located in Salt Lake City, Utah. On May 12, 2005, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from Gateway Associates, an unaffiliated third party. The Property includes retail shops, an indoor parking garage, and a central plant. The central plant is a profit center providing electricity and gas to the tenants of Gateway Associates and to other properties. The Property's retail shops consist of approximately 601,685 square feet of gross leasable area and were approximately 89% occupied at December 31, 2004.   The Property's retail shops are leased to a total of 77 tenants, of which one tenant accounts for approximately 13% of base rental revenue for the year ended December 31, 2004

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Form 8-K/A of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the three months ended March 31, 2005.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate tax, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provisions for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. Contingent rent of $290,546 was earned during the year ended December 31, 2004.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $606,658 for the year ended December 31, 2004. Certain tenants pay monthly percentage rent based on sales in lieu of minimum base rents. Such rents aggregate $1,745,331 for the year ended December 31, 2004.

  GATEWAY
  Notes to Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)

  Minimum rents to be received from tenants under operating leases, which terms range from one to 14 years, as of December 31 2004, are as follows:

Year
2005	$8,715,436
2006	8,982,804
2007	8,604,307
2008	8,212,604
2009	8,417,278
Thereafter	31,453,101

$74,385,530

  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

Independent Auditors' Report

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Four Peaks Plaza ("the Property") for the year ended December 31, 2004. This Historical Summary is the responsibility of the management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K/A of Inland Western Retail Real Estate Trust, Inc., as described in note 2. It is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Four Peaks Plaza for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois
June 8, 2005

FOUR PEAKS PLAZA
 Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)

	For the three months ended	For the year ended
	March 31, 2005	December 31, 2004
	(unaudited)
Gross income:
Base rental income	$468,566	$1,347,601
Operating expense and real estate tax recoveries	95,822	218,758

Total gross income	564,388	1,566,359

Direct operating expenses:
Operating expenses	45,981	159,931
Real estate taxes	68,428	108,249

Total direct operating expenses	114,409	268,180

Excess of gross income over direct operating expenses	$449,979	$1,298,179
See accompanying notes to historical summary of gross income and direct operating expenses.

FOUR PEAKS PLAZA
Notes to the Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)

  Business

  Four Peaks Plaza ("the Property") is located in Fountain Hills, Arizona. The Property consists of approximately 140,571 square feet of gross leasable area and was approximately 73% occupied at December 31, 2004.   The Property is leased to a total of 21 tenants, of which four tenants account for approximately 44% of base rental revenue for the year ended December 31, 2004. On March 30, 2005, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third party.

  Portions of Four Peaks Plaza were under construction during 2004.

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Form 8-K/A of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to accompanying unaudited amounts for the three months ended March 31, 2005.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. There was no contingent rent earned during the year ended December 31, 2004.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $88,920 for the year ended December 31, 2004.

  FOUR PEAKS PLAZA
  Notes to Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)

  Minimum rents to be received from tenants under operating leases, which terms range from two to 14 years, as of December 31 2004, are as follows:

Year
2005	$1,819,539
2006	1,964,138
2007	1,928,394
2008	1,493,116
2009	1,328,821
Thereafter	5,567,628

$14,101,636
  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, professional fees and insurance expense are excluded from the Historical Summary.

Independent Auditors' Report

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses ("Combined Historical Summary") of the Properties Acquired from Ceruzzi Holdings ("the Properties") for the year ended December 31, 2004. This Combined Historical Summary is the responsibility of the management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Combined Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties' internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Combined Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K/A of Inland Western Retail Real Estate Trust, Inc., as described in note 2. It is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the Combined Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of the Properties acquired from Ceruzzi Holdings for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois
May 20, 2005

PROPERTIES ACQUIRED FROM CERUZZI HOLDINGS
Combined Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)

	For the three months ended March 31, 2005	For the year ended December 31, 2004
	(unaudited)

Gross income:
Base rental income	$856,346	$1,820,386
Operating expense and real estate tax recoveries	457,621	231,002

Total gross income	1,313,967	2,051,388

Direct operating expenses:
Operating expenses	309,400	288,798
Insurance	6,455	22,011
Real estate taxes	192,781	58,748

Total direct operating expenses	508,636	369,557

Excess of gross income over direct operating expenses	$805,331	$1,681,831
See accompanying notes to combined historical summary of gross income and direct operating expenses.

PROPERTIES ACQUIRED FROM CERUZZI HOLDINGS
Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)

  Business

  The Properties acquired from Ceruzzi Holdings ("the Properties") consist of:

Name	Gross Leasable Area	Location	Occupancy at December 31, 2004
Chantilly Crossing	77,044	Chantilly, VA	96%
Gloucester	108,519	Gloucester, NJ	97%

  The Properties are leased to a total of 41 tenants. Of these, four tenants account for 44% of base rental revenue for the year ended December 31, 2004. On May 20, 2005, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired Chantilly Crossing and Gloucester from Ceruzzi Holdings, an unaffiliated third party.

  Basis of Presentation

  The Combined Historical Summary of Gross Income and Direct Operating Expenses ("Combined Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Form 8-K/A of IWRRETI and is not intended to be a complete presentation of the Properties' revenues and expenses. The Combined Historical Summary has been prepared on the accrual basis of accounting and requires management of the Properties to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates. The Combined Historical Summary is presented on a combined basis since the Properties were acquired from the same seller.

  All adjustments necessary for a fair presentation have been made to accompanying unaudited amounts for the three months ended March 31, 2005.

  Gross Income

  The Properties lease retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Properties are reimbursed for common area, real estate tax, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. There was no contingent rent earned for the year ended December 31, 2004.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $194,925 for the year ended December 31, 2004.

  PROPERTIES ACQUIRED FROM CERUZZI HOLDINGS
  Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)

  Minimum rents to be received from tenants under operating leases, which terms range from five to 20 years, as of December 31, 2004, are as follows:

Year
2005	$3,240,902
2006	3,279,988
2007	3,295,042
2008	3,301,628
2009	3,066,650
Thereafter	23,052,248

$39,236,458
  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Properties. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Combined Historical Summary.

Independent Auditors' Report

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of the Brickyard ("the Property") for the year ended December 31, 2004. This Historical Summary is the responsibility of the management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K/A of Inland Western Retail Real Estate Trust, Inc., as described in note 2. It is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of the Brickyard for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, IL
June 4, 2005

THE BRICKYARD
 Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)

	For the three months ended	For the year ended
	March 31, 2005	December 31, 2004
Gross income:	(unaudited)
Base rental income	$1,152,828	$2,715,462
Operating expense and real estate tax recoveries	559,525	613,463

Total gross income	1,712,353	3,328,925

Direct operating expenses:
Operating expenses	358,945	705,599
Insurance	25,961	85,147
Real estate taxes	319,518	711,172

Total direct operating expenses	704,424	1,501,918

Excess of gross income over direct operating expenses	$1,007,929	$1,827,007
See accompanying notes to historical summary of gross income and direct operating expenses.

THE BRICKYARD
Notes to the Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)

  Business

  The Brickyard ("the Property") is located in Chicago, Illinois. The Property consists of approximately 268,035 square feet of gross leasable area and was approximately 61% occupied at December 31, 2004.   The Property is leased to a total of 34 tenants, of which two tenants account for approximately 38% of base rental revenue for the year ended December 31, 2004. On April 1, 2005, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third party.

  The Brickyard was under construction and completed during 2004. Real estate taxes related to the portion of the Property under construction are excluded from the Historical Summary.
  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Form 8-K/A of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to accompanying unaudited amounts for the three months ended March 31, 2005.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate tax, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. There was no contingent rent earned during the year ended December 31, 2004.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $1,169,058 for the year ended December 31, 2004.

  THE BRICKYARD
  Notes to Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)

  Minimum rents to be received from tenants under operating leases, which terms range from five to 20 years, as of December 31 2004, are as follows:

Year
2005	$4,547,798
2006	4,767,576
2007	4,771,458
2008	4,775,883
2009	4,659,557
Thereafter	32,182,291

$55,704,563
  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

Independent Auditors' Report

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Montecito Crossing ("the Property") for the period from July 18, 2004 (commencement of operations) to December 31, 2004. This Historical Summary is the responsibility of the management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K/A of Inland Western Retail Real Estate Trust, Inc., as described in note 2. It is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Montecito Crossing for the period from July 18, 2004 (commencement of operations) to December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois
June 3, 2005

MONTECITO CROSSING
 Historical Summary of Gross Income and Direct Operating Expenses
For the period from July 18, 2004 (commencement of operations) to December 31, 2004 and the three months ended March 31, 2005 (unaudited)

	For the three months ended	For the period from July 18, 2004 (commencement of operations) to
	March 31, 2005	December 31, 2004
	(unaudited)

Gross income:
Base rental income	$428,943	$252,849
Operating expense and real estate tax recoveries	119,545	77,300

Total gross income	548,488	330,149

Direct operating expenses:
Operating expenses	53,281	100,567
Insurance	8,150	13,426
Real estate taxes	135,623	16,145

Total direct operating expenses	197,054	130,138

Excess of gross income over direct operating expenses	$351,434	$200,011
See accompanying notes to historical summary of gross income and direct operating expenses.

MONTECITO CROSSING
 Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the period from July 18, 2004 (commencement of operations) to December 31, 2004 and the three months ended March 31, 2005 (unaudited)

  Business

  Montecito Crossing ("the Property") is located in Las Vegas, Nevada. The Property consists of approximately 72,840 square feet of gross leasable area and was approximately 59% occupied at December 31, 2004.   The Property is leased to a total of seven tenants, of which four tenants account for approximately 90% of base rental revenue for the period from July 18, 2004 (commencement of operations) to December 31, 2004. Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") expects to close on the acquisition of the Property by the end of the second quarter of 2005.

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Form 8-K/A of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to accompanying unaudited amounts for the three months ended March 31, 2005.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate tax, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. There was no contingent rent earned during the period from July 18, 2004 (commencement of operations) to December 31, 2004.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $62,766 for the year ended December 31, 2004.

  MONTECITO CROSSING
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
  For the period from July 18, 2004 (commencement of operations) to December 31, 2004 and the three months ended March 31, 2005 (unaudited)

  Minimum rents to be received from tenants under operating leases, which terms range from four to 20 years, as of December 31 2004, are as follows:

Year
2005	$2,290,279
2006	2,706,041
2007	2,782,193
2008	2,796,735
2009	2,748,704
Thereafter	14,887,013

$28,210,965
  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

Independent Auditors' Report

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses ("Combined Historical Summary") of the Properties Acquired from Ainbinder Company ("the Properties") for the year ended December 31, 2004. This Combined Historical Summary is the responsibility of the management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Combined Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties' internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Combined Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K/A of Inland Western Retail Real Estate Trust, Inc., as described in note 2. It is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the Combined Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of the Properties acquired from Ainbinder Company for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois
May 25, 2005

PROPERTIES ACQUIRED FROM AINBINDER COMPANY
Combined Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)

	For the three months ended	For the year ended
	March 31, 2005	December 31, 2004
	(unaudited)
Gross income:
Base rental income	$755,794	$2,992,842
Operating expense and real estate tax recoveries	280,546	751,692

Total gross income	1,036,340	3,744,534

Direct operating expenses:
Operating expenses	89,126	154,746
Insurance	23,610	79,250
Real estate taxes	167,095	515,781

Total direct operating expenses	279,831	749,777

Excess of gross income over direct operating expenses	$756,509	$2,994,757
See accompanying notes to combined historical summary of gross income and direct operating expenses.

PROPERTIES ACQUIRED FROM AINBINDER COMPANY
Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)

  Business

  The Properties acquired from Ainbinder Company ("the Properties") consist of:

Name	Gross Leasable Area	Location	Occupancy at December 31, 2004
Bear Creek	87,912	Houston, TX	100%
Grapevine Crossing	125,381	Grapevine, TX	100%

  The Properties are leased to a total of 25 tenants. Of these, three tenants account for 68% of base rental revenue for the year ended December 31, 2004. On April 18, 2005, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired Bear Creek and Grapevine Crossing from Ainbinder Company, an unaffiliated third party.

  Basis of Presentation

  The Combined Historical Summary of Gross Income and Direct Operating Expenses ("Combined Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Form 8-K/A of IWRRETI and is not intended to be a complete presentation of the Properties' revenues and expenses. The Combined Historical Summary has been prepared on the accrual basis of accounting and requires management of the Properties to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates. The Combined Historical Summary is presented on a combined basis since the Properties were acquired from the same seller.

  All adjustments necessary for a fair presentation have been made to accompanying unaudited amounts for the three months ended March 31, 2005.

  Gross Income

  The Properties lease retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Properties are reimbursed for common area, real estate tax, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. There was no contingent rent earned for the year ended December 31, 2004.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $107,008 for the year ended December 31, 2004.

  PROPERTIES ACQUIRED FROM AINBINDER COMPANY
  Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)

  Minimum rents to be received from tenants under operating leases, which terms range from three to 17 years, as of December 31, 2004, are as follows:

Year
2005	$2,941,886
2006	2,956,216
2007	2,814,195
2008	2,695,924
2009	2,607,457
Thereafter	21,919,607

$35,935,285
  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Properties. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Combined Historical Summary.

Report of Independent Auditors

To the Members of
Starwood Ceruzzi LLC

We have audited the accompanying combined statement of revenues and certain operating expenses of the Acquisition Properties, as described in Note 1, for the year ended December 31, 2004. This statement is the responsibility of the Acquisition Properties' management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain operating expenses of the Acquisition Properties was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of revenues and expenses of the Acquisition Properties.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses of the Acquisition Properties, as described in Note 1, for the year ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

PricewaterhouseCoopers, LLP

March 5, 2005

Acquisition Properties
Combined Statement of Revenues and Certain Operating Expenses of the Operating Properties
	For the three months ended	For the year ended
	March 31, 2005	December 31 2004
Revenues:	(unaudited)
Base rent	$7,398,182	28,271,046
Other income	2,331,933	7,165,854

Total revenues	9,730,115	35,436,900

Costs and Expenses:
Property operating and maintenance	1,499,073	3,516,974
Utilities	120,625	297,051
Real estate taxes	1,714,785	6,062,144
Insurance	87,467	339,928
General and administrative	178,955	556,839
Bad Debt	115,715	801,354

Total expenses	3,716,620	11,574,290

Net income	$6,013,495	23,862,610

The accompanying notes are an integral part of this statement.

Acquisition Properties
Notes to Combined Statement of Revenues and Certain Operating Expenses

  Business and Summary of Significant Accounting Policies

  The Combined Statement of Revenues and Certain Operating Expenses of the Acquisition Properties (the "Statement") includes the operations of 11 community, neighborhood and regional retail shopping centers (collectively, the "Acquisition Properties"), located in the suburban Connecticut, Pennsylvania, Vermont and New York markets. The Acquisition Properties were owned and managed by Starwood Retail Trust, Inc and Ceruzzi Holdings LLC (collectively, the "Companies") and their subsidiaries.

  Basis of Presentation

  The Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission Rule 3-14 of Regulation S-X, and is not a complete presentation of the actual operations of the Acquisition Properties for the period presented. Certain revenues and expenses considered by management not comparable to the proposed future operations of the Acquisition Properties have been excluded, consisting primarily of depreciation, amortization, interest income and expense, and nonrecurring corporate expenses.

  Estimates

  The Statement is prepared in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of revenues and certain operating expenses during the reporting period. Actual results could differ from those estimates.

  Revenue Recognition

  Minimum rental revenues attributable to operating leases are recognized when earned and due from tenants. The effects of scheduled rent increases and rental concessions, if any, are recorded on a straight-line basis over the term of the tenant's lease. Certain of the leases provide for additional rental revenue to be paid, based on a percentage of the level of sales achieved by the lessee. Such additional rental revenue is recognized when the lessee achieves the specified sales that triggered such additional rent. Revenue from tenant reimbursement of common area maintenance and other operating expenses is recognized pursuant to the tenant's lease.

  Ground lease expense recognition

  Expenses incurred under non-cancelable ground leases with terms greater than one year are recognized on a straight-line basis over the related lease terms after giving effect to rent abatements and escalations. Accordingly, contractual lease payment increases are recorded on a straight-line basis over the term of lease.

  Property Operating and Maintenance

  Included in property operating and maintenance are expenses for cleaning, maintenance, security, and other non-reimbursable operating expenses.

  Acquisition Properties
  Notes to Combined Statement of Revenues and Certain Operating Expenses

  Tenant Leases

  The Acquisition Properties are leased to tenants under operating leases. Future minimum rentals payable at December 31, 2004 from tenants under non-cancelable operating leases, excluding tenant reimbursements of operating expenses and contingent rentals based on tenant sales volume, are approximately as follows:

2005	$12,521,973
2006	12,379,833
2007	12,561,061
2008	12,527,984
2009	12,360,567
Thereafter	121,989,005

Total	$184,340,423

  The general economic climate, as well as local factors in the areas where the Acquisition Properties are located, affects operations of the Acquisition Properties. The tenant base includes national, regional and local retailers. No tenant occupies more than 10% of leasable space or represents more than 10% of revenue.

  Related Party Transactions

The Acquisition Properties pay management fees to an entity affiliated through common ownership based on terms defined in various management agreements. During 2004, management fees incurred amounted to $982,972 which is included in property operating & maintenance in the Statement.

Independent Auditors' Report

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses ("Combined Historical Summary") of the Properties Acquired from Starwood Wasserman ("the Properties") for the year ended December 31, 2004. This Combined Historical Summary is the responsibility of the management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Combined Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties' internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Combined Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K/A of Inland Western Retail Real Estate Trust, Inc., as described in note 2. It is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the Combined Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of the Properties acquired from Starwood Wasserman for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois
June 8, 2005

PROPERTIES ACQUIRED FROM STARWOOD WASSERMAN
Combined Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)

	For the three	For the
	months ended	year ended
	March 31, 2005	December 31, 2004
	(unaudited)
Gross income:
Base rental income	$6,813,821	$26,999,158
Operating expense and real estate tax recoveries	2,156,895	6,951,418

Total gross income	8,970,716	33,950,576

Direct operating expenses:
Operating expenses	990,745	3,769,247
Insurance	107,120	408,290
Real estate taxes	1,167,826	4,041,137
Ground rent expense	464,101	1,856,344
Interest expense	562,231	1,771,526

Total direct operating expenses	3,292,023	11,846,554

Excess of gross income over direct operating expenses	$5,678,693	$22,104,032
See accompanying notes to combined historical summary of gross income and direct operating expenses.

PROPERTIES ACQUIRED FROM STARWOOD WASSERMAN
Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)

  Business

  The Properties acquired from Starwood Wasserman ("the Properties") consist of:

Name	Gross Leasable Area	Location	Occupancy at December 31, 2004
Edwards Multiplex	124,163	Ontario, CA	Single tenant
Edwards Multiplex	94,600	Fresno, CA	Single tenant
Crossroads Plaza	16,000	North Attleboro, MA	Single tenant
Commons at Temecula	292,661	Temecula, CA	98%
Shops on Lake Avenue	132,205	Pasadena, CA	99%
Commons at Royal Palm	158,159	Royal Palm Beach, FL	98%
Page Field Commons	322,051	Fort Meyers, FL	93%
Cuyahoga Falls Market Center	76,361	Cuyahoga Falls, OH	96%
Massillon Commons	245,993	Massillon, OH	90%
University Square	287,172	University Heights, OH	64%
Boston Commons	103,070	Springfield, MA	100%
Boulevard Plaza	108,897	Pawtucket, RI	97%
Brown's Lane	74,715	Middletown, RI	100%

  The Properties are leased to a total of 137 tenants. Of these, one tenant accounted for 12% of base rental revenue for the year ended December 31, 2004. On April 29, 2005, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired Edwards Multiplex - Ontario, Commons at Temecula, Cuyahoga Falls Market Center, Massillon Commons, Boulevard Plaza, and Brown's Lane from Starwood Wasserman, an unaffiliated third party. On May 2, 2005, IWRRETI acquired Edwards Multiplex - Fresno, Page Field Commons, and University Square from Starwood Wasserman. On May 18, 2005, IWRRETI acquired Crossroads Plaza, Commons at Royal Palm, and Boston Commons from Starwood Wasserman. IWRRETI expects to close on the acquisition of Shops on Lake Avenue by the end of the second quarter of 2005.

  Basis of Presentation

  The Combined Historical Summary of Gross Income and Direct Operating Expenses ("Combined Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Form 8-K/A of IWRRETI and is not intended to be a complete presentation of the Properties' revenues and expenses. The Combined Historical Summary has been prepared on the accrual basis of accounting and requires management of the Properties to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates. The Combined Historical Summary is presented on a combined basis since the Properties were acquired from the same seller.

  All adjustments necessary for a fair presentation have been made to accompanying unaudited amounts for the three months ended March 31, 2005.

  PROPERTIES ACQUIRED FROM STARWOOD WASSERMAN
  Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)
  Gross Income

  The Properties lease retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Properties are reimbursed for common area, real estate tax, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements  . Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. There was no contingent rent earned during the year ended December 31, 2004.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $728,323 for the year ended December 31, 2004.

  Minimum rents to be received from tenants under operating leases, which terms range from two to 20 years, as of December 31, 2004, are as follows:

Year
2005	$26,784,839
2006	26,768,113
2007	26,418,679
2008	25,751,743
2009	25,101,418
Thereafter	164,387,962

$295,212,753
  Direct Operating Expenses

  Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Properties. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Combined Historical Summary.

  Three properties are subject to ground leases. Such leases related to Edwards Multiplex - Fresno, Page Field Commons and Shops on Lake Avenue have terms ending in 2053, 2032, and 2057, respectively, and provide for increase in minimum rent payments over the term of the leases. For financial reporting purposes, ground rent expense is recognized on a straight-line basis over the term of the leases and, as a result the related adjustment increased ground rent expense by $539,933 for the year ended December 31, 2004.

  PROPERTIES ACQUIRED FROM STARWOOD WASSERMAN
  Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)

  Minimum rents to be paid to the unaffiliated third party under the ground lease in effect at December 31, 2004 are as follows:

Year
2005	$1,316,470
2006	1,316,470
2007	1,362,304
2008	1,401,456
2009	1,413,117
Thereafter	79,036,814

$85,846,631

  Interest Expense

IWRRETI assumed or expects to assume mortgage loans in the amounts of $4,977,713, $9,879,711, and $30,457,845, secured by Crossroads Plaza, Boston Commons, and Shops on Lake Avenue, respectively, in connection with the acquisitions. The mortgage loans bear fixed interest rates of 5.44%, 5.36%, and 5.02% for Crossroads Plaza, Boston Commons, and Shops on Lake Avenue, respectively, and are payable in monthly installments of principal and interest, and mature on January 1, 2015, June 1, 2014, and March 1, 2034, respectively. Each of these mortgage loans was funded during 2004. As a result, interest expense, included in the accompanying Combined Historical Summary for Crossroads Plaza is for one month ($22,671), for Boston Commons for eight months ($359,302), and for Shops on Lake Avenue for eleven months ($1,389,553).

Minimum annual principal payments under the terms of the mortgage debt are as follows:

Year
2005	$340,416
2006	683,082
2007	719,487
2008	751,381
2009	797,883
Thereafter	42,023,020

$45,315,269

GREENSBURG COMMONS
Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)

	For the three months ended	For the year ended
	March 31, 2005	December 31 2004
Gross income:	(unaudited)	(unaudited)
Base rental income	$455,484	1,882,359
Operating expense and real estate tax recoveries	65,773	228,074

Total gross income	521,257	2,110,433

Direct operating expenses:
Operating expenses	38,851	108,711
Real estate taxes	27,804	111,216
Insurance	10,725	39,290

Total direct operating expenses	77,380	259,217

Excess of gross income over direct operating expenses	$443,877	1,851,216

See accompanying notes to historical summary of gross income and direct operating expense.

GREENSBURG COMMONS
Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)

1. Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the three months ended March 31, 2005, respectively, has been prepared from the operating statements provided by the owners of the property during those periods and requires management of Greensburg Commons to make estimates and assumptions that affect the amounts of the revenues and expense during those periods. Actual results may differ from those estimates.

All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the year ended December 31, 2004 and the three months ended March 31, 2005, respectively.

BISON HOLLOW
Historical Summary of Gross Income and Direct Operating Expenses
For the period from March 1, 2004 (commencement of operations) to December 31, 2004 and the three months ended March 31, 2005 (unaudited)

	For the three months ended	For the period from March 1, 2004 (commencement of operations) to
	March 31, 2005	December 31 2004
Gross income:	(unaudited)	(unaudited)
Base rental income	$358,499	918,283
Operating expense and real estate tax recoveries	77,948	194,869

Total gross income	436,447	1,113,152

Direct operating expenses:
Operating expenses	30,925	68,947
Real estate taxes	77,313	201,600
Insurance	2,209	5,570

Total direct operating expenses	110,447	276,117

Excess of gross income over direct operating expenses	$326,000	837,035

See accompanying notes to historical summary of gross income and direct operating expense.

BISON HOLLOW
Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the period from March 1, 2004 (commencement of operations) to December 31, 2004 and the three months ended March 31, 2005 (unaudited)

1. Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses for the period from March 1, 2004 (commencement of operations) to December 31, 2004 and the three months ended March 31, 2005, respectively, has been prepared from the operating statements provided by the owners of the property during those periods and requires management of Bison Hollow to make estimates and assumptions that affect the amounts of the revenues and expense during those periods. Actual results may differ from those estimates.

All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the period from March 1, 2004 (commencement of operations) to December 31, 2004 and the three months ended March 31, 2005, respectively.

CLEARLAKE SHORES
Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)

	For the three months ended	For the year ended
	March 31, 2005	December 31 2004
Gross income:	(unaudited)	(unaudited)
Base rental income	$190,791	487,153
Operating expense and real estate tax recoveries	29,705	92,598

Total gross income	220,496	579,751

Direct operating expenses:
Operating expenses	33,442	42,719
Real estate taxes	20,160	70,683
Insurance	9,321	31,692

Total direct operating expenses	62,923	145,094

Excess of gross income over direct operating expenses	$157,573	434,657

See accompanying notes to historical summary of gross income and direct operating expense.

CLEARLAKE SHORES
Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2004
and the three months ended March 31, 2005 (unaudited)

1. Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the three months ended March 31, 2005, respectively, has been prepared from the operating statements provided by the owners of the property during those periods and requires management of Clearlake Shores to make estimates and assumptions that affect the amounts of the revenues and expense during those periods. Actual results may differ from those estimates.

All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the year ended December 31, 2004 and the three months ended March 31, 2005, respectively.

CORNERSTONE PLAZA
Historical Summary of Gross Income and Direct Operating Expenses
For the period from November 11, 2004 (commencement of operations) to December 31, 2004 and the three months ended March 31, 2005 (unaudited)

	For the three months ended	For the period from November 11, 2004 (commencement of operations) to
	March 31, 2005	December 31 2004
Gross income:	(unaudited)	(unaudited)
Base rental income	$207,112	118,048
Operating expense and real estate tax recoveries	28,397	14,788

Total gross income	235,509	132,836

Direct operating expenses:
Operating expenses	18,687	12,458
Real estate taxes	21,429	14,286
Insurance	13,596	9,064

Total direct operating expenses	53,712	35,808

Excess of gross income over direct operating expenses	$181,797	97,028

See accompanying notes to historical summary of gross income and direct operating expense.

CORNERSTONE PLAZA
Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the period from November 11, 2004 (commencement of operations) to December 31, 2004 and the three months ended March 31, 2005 (unaudited)

1. Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses for the period from November 11, 2004 (commencement of operations) to December 31, 2004 and the three months ended March 31, 2005, respectively, has been prepared from the operating statements provided by the owners of the property during those periods and requires management of Cornerstone Plaza to make estimates and assumptions that affect the amounts of the revenues and expense during those periods. Actual results may differ from those estimates.

All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the period from November 11, 2004 (commencement of operations) to December 31, 2004 and the three months ended March 31, 2005, respectively.

LAKE FOREST CROSSING
Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)

	For the three months ended	For the year ended
	March 31, 2005	December 31 2004
Gross income:	(unaudited)	(unaudited)
Base rental income	$128,228	516,187
Operating expense and real estate tax recoveries	33,356	113,440

Total gross income	161,584	629,627

Direct operating expenses:
Operating expenses	6,054	27,559
Real estate taxes	42,164	118,988
Insurance	547	2,188

Total direct operating expenses	48,765	148,735

Excess of gross income over direct operating expenses	$112,819	480,892

See accompanying notes to historical summary of gross income and direct operating expense.

LAKE FOREST CROSSING
Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2004
and the three months ended March 31, 2005 (unaudited)

1. Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the three months ended March 31, 2005, respectively, has been prepared from the operating statements provided by the owners of the property during those periods and requires management of Lake Forest Crossing to make estimates and assumptions that affect the amounts of the revenues and expense during those periods. Actual results may differ from those estimates.

All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the year ended December 31, 2004 and the three months ended March 31, 2005, respectively.

ASHLAND & ROOSEVELT
Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)

	For the three months ended	For the year ended
	March 31, 2005	December 31 2004
Gross income:	(unaudited)	(unaudited)
Base rental income	$574,816	2,367,728
Operating expense and real estate tax recoveries	149,973	559,513

Total gross income	724,789	2,927,241

Direct operating expenses:
Operating expenses	101,580	438,648
Real estate taxes	53,201	186,035
Insurance	1,633	6,221

Total direct operating expenses	156,414	630,904

Excess of gross income over direct operating expenses	$568,375	2,296,337

See accompanying notes to historical summary of gross income and direct operating expense.

ASHLAND & ROOSEVELT
Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2004
and the three months ended March 31, 2005 (unaudited)

1. Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the three months ended March 31, 2005, respectively, has been prepared from the operating statements provided by the owners of the property during those periods and requires management of Ashland & Roosevelt to make estimates and assumptions that affect the amounts of the revenues and expense during those periods. Actual results may differ from those estimates.

All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the year ended December 31, 2004 and the three months ended March 31, 2005, respectively.

THE SHOPS AT 5
Historical Summary of Gross Income and Direct Operating Expenses
For the period from November 1, 2004 (commencement of operations) to December 31, 2004 and the three months ended March 31, 2005 (unaudited)

	For the three months ended	For the period from November 1, 2004 (commencement of operations) to
	March 31, 2005	December 31 2004
Gross income:	(unaudited)	(unaudited)
Base rental income	$1,186,419	907,398
Operating expense and real estate tax recoveries	203,896	99,830

Total gross income	1,390,316	1,007,228

Direct operating expenses:
Operating expenses	162,538	91,769
Real estate taxes	75,594	23,517
Insurance	3,750	2,333

Total direct operating expenses	241,882	117,619

Excess of gross income over direct operating expenses	$1,148,434	889,610

See accompanying notes to historical summary of gross income and direct operating expense.

THE SHOPS AT 5
Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the period from November 1, 2004 (commencement of operations) to December 31, 2004 and the three months ended March 31, 2005 (unaudited)

1. Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses for the period from November 1, 2004 (commencement of operations) to December 31, 2004 and the three months ended March 31, 2005, respectively, has been prepared from the operating statements provided by the owners of the property during those periods and requires management of The Shops at 5 to make estimates and assumptions that affect the amounts of the revenues and expense during those periods. Actual results may differ from those estimates.

All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the period from November 1, 2004 (commencement of operations) to December 31, 2004 and the three months ended March 31, 2005, respectively

BEACHWAY PLAZA
Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)

	For the three months ended	For the year ended
	March 31, 2005	December 31 2004
Gross income:	(unaudited)	(unaudited)
Base rental income	$67,923	153,445
Operating expense and real estate tax recoveries	6,708	20,237

Total gross income	74,631	173,681

Direct operating expenses:
Operating expenses	8,150	52,010
Real estate taxes	7,964	18,859
Insurance	3,107	25,150

Total direct operating expenses	19,221	95,750

Excess of gross income over direct operating expenses	$55,410	77,932

See accompanying notes to historical summary of gross income and direct operating expense.

BEACHWAY PLAZA

Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2004
and the three months ended March 31, 2005 (unaudited)

1. Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the three months ended March 31, 2005, respectively, has been prepared from the operating statements provided by the owners of the property during those periods and requires management of Beachway Plaza to make estimates and assumptions that affect the amounts of the revenues and expense during those periods. Actual results may differ from those estimates.

All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the year ended December 31, 2004 and the three months ended March 31, 2005, respectively.

GALVEZ SHOPPING CENTER
Historical Summary of Gross Income and Direct Operating Expenses
For the period from April 1, 2004 (commencement of operations) to December 31, 2004 and the three months ended March 31, 2005 (unaudited)
	For the three months ended	For the period from April 1, 2004 (commencement of operations) to
	March 31, 2005	December 31 2004
Gross income:	(unaudited)	(unaudited)
Base rental income	$117,950	266,232
Operating expense and real estate tax recoveries	27,800	56,266

Total gross income	145,750	322,498

Direct operating expenses:
Operating expenses	9,252	29,029
Real estate taxes	15,008	61,470
Insurance	6,034	25,022

Total direct operating expenses	30,294	115,521

Excess of gross income over direct operating expenses	$115,456	206,977

See accompanying notes to historical summary of gross income and direct operating expense.

GALVEZ SHOPPING CENTER
Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the period from April 1, 2004 (commencement of operations) to December 31, 2004 and the three months ended March 31, 2005 (unaudited)

1. Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses for the period from April 1, 2004 (commencement of operations) to December 31, 2004 and the three months ended March 31, 2005, respectively, has been prepared from the operating statements provided by the owners of the property during those periods and requires management of Galvez Shopping Center to make estimates and assumptions that affect the amounts of the revenues and expense during those periods. Actual results may differ from those estimates.

All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the period from April 1, 2004 (commencement of operations) to December 31, 2004 and the three months ended March 31, 2005, respectively.

SOUTHWEST CROSSING
Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)

	For the three months ended	For the year ended
	March 31, 2005	December 31 2004
Gross income:	(unaudited)	(unaudited)
Base rental income	$432,626	1,796,117
Operating expense and real estate tax recoveries	87,301	407,504

Total gross income	519,927	2,203,621

Direct operating expenses:
Operating expenses	25,442	80,386
Real estate taxes	74,409	283,464
Insurance	32,069	31,007

Total direct operating expenses	131,920	394,857

Excess of gross income over direct operating expenses	$388,007	1,808,764

See accompanying notes to historical summary of gross income and direct operating expense.

SOUTHWEST CROSSING
Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2004
and the three months ended March 31, 2005 (unaudited)

1. Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the three months ended March 31, 2005, respectively, has been prepared from the operating statements provided by the owners of the property during those periods and requires management of Southwest Crossing to make estimates and assumptions that affect the amounts of the revenues and expense during those periods. Actual results may differ from those estimates.

All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the year ended December 31, 2004 and the three months ended March 31, 2005, respectively.